As filed with the Securities and Exchange Commission on December 6, 2023

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

Sanford C. Bernstein Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(212) 756-4097

(Registrant’s Telephone Number)

Nancy E. Hay, Esq.

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copy to:

Margery K. Neale, Esq.

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Class 1 and Class 2 shares of common stock, par value $0.001 per share, of Tax-Aware Overlay B Portfolio, a series of the Registrant.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio.

2.	Questions and Answers for Shareholders of Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio.

3.	Prospectus/Information Statement regarding the reorganizations of Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio into Tax-Aware Overlay B Portfolio.

4.	Statement of Additional Information regarding the reorganizations of Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio into Tax-Aware Overlay B Portfolio.

5.	Part C: Other Information

6.	Exhibits

TAX-AWARE OVERLAY C PORTFOLIO

and

TAX-AWARE OVERLAY N PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

[●], 2024

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in the following funds:

•	Tax-Aware Overlay C Portfolio and

•	Tax-Aware Overlay N Portfolio (together, the “Acquired Portfolios,” and each, an “Acquired Portfolio”)

The Acquired Portfolios are each a series of Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization (the “Plan”), and discussed in the accompanying Prospectus/Information Statement, each of the Acquired Portfolios will be reorganized (each, a “Reorganization” and together, the “Reorganizations”) into Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio”), also a series of the SCB Fund. Both the Acquired Portfolios and the Acquiring Portfolio are advised by AllianceBernstein L.P. (the “Manager”).

The Acquired Portfolios and the Acquiring Portfolio are each referred to as a “Portfolio” and collectively referred to as the “Portfolios.” When referencing activities following the completion of the Reorganizations, the Acquiring Portfolio may be referred to as the “Combined Portfolio.”

The Board of Directors of the SCB Fund (the “Board”) has determined that the Reorganizations are in the best interests of the Portfolios and concluded that the interests of the shareholders of the Portfolios will not be diluted as a result of the Reorganizations. The Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of each Portfolio participating in the Reorganizations.

The enclosed Prospectus/Information Statement contains important information about the Reorganizations. As a result of the Reorganizations, you will receive shares (including fractional shares, if any) of the same class in the Acquiring Portfolio with the same aggregate net asset value as the shares of the Acquired Portfolio you own immediately prior to the applicable Reorganization.

Combining each Acquired Portfolio’s assets with the Acquiring Portfolio’s assets in the applicable Reorganization will consolidate similarly managed funds, creating efficiencies and a larger asset base over which expenses may be spread. The Board has determined that shareholders of each Acquired Portfolio may benefit from the following:

•

the continuity of management, as the Acquiring Portfolio has the same Directors, the same Manager and portfolio management team, and the same service providers, including the same distributors, custodian, transfer agent and accounting agent, as those of the Acquired Portfolios;

•	that the Portfolios have identical investment objectives and substantially similar principal investment strategies and risks;

•	that shareholders will remain invested in a portfolio that seeks to manage the volatility of a fixed-income-oriented asset allocation over the long term;

•

the potential for certain investment efficiencies, as the Combined Portfolio could have the ability to trade in larger positions or negotiate more favorable transaction terms than either Acquired Portfolio;

•

that certain fixed costs (e.g., printing and mailing of stockholder reports, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Portfolio, which is expected to result in lower overall expenses over time;

•	that the Portfolios have identical investment advisory agreements and pay management fees at the same rate;

•

that each Reorganization is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of an Acquired Portfolio will become shareholders of the Acquiring Portfolio without realizing any gain or loss for federal income tax purposes as a result of the applicable Reorganization itself; and

•	that the Acquired Portfolios have shrunk in total assets, are expected to shrink further, and may not be economically viable as stand-alone Portfolios.

The Board also noted that as a result of the Reorganizations and the Acquiring Portfolio’s restriction to invest no more than 25% of its total assets in municipal securities of issuers located in any one state, it was expected that the benefit to Acquired Portfolio shareholders of any state tax exemption from investing in an Acquired Portfolio that invests significantly in municipal securities of a particular state would be lost or largely unavailable.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATIONS.

In accordance with the Portfolios’ operative documents, and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganizations may be effected without the approval of shareholders of any Portfolio.

I encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact your Bernstein financial advisor or call (212) 486-5800.

Alexander Chaloff

President

TAX-AWARE OVERLAY C PORTFOLIO

and

TAX-AWARE OVERLAY N PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed reorganizations and of the information contained in the attached combined Prospectus and Information Statement (“Prospectus/Information Statement”).

1. What is this document and why was it sent to you?

The attached Prospectus/Information Statement provides you with information about the Agreement and Plan of Reorganization (the “Plan”), whereby each of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), a Maryland corporation, will transfer all of its assets and liabilities to the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio”), also a series of the SCB Fund, in exchange for shares of the Acquiring Portfolio, after which each Acquired Portfolio will be liquidated and terminated (together, the “Reorganizations,” and each, a “Reorganization”).

The Acquired Portfolios and the Acquiring Portfolio are each referred to as a “Portfolio” and collectively referred to as the “Portfolios.” When referencing activities following the completion of the Reorganizations, the Acquiring Portfolio may be referred to as the “Combined Portfolio.”

On October 25-26, 2023, the Board of Directors of the SCB Fund (the “Directors”) unanimously approved the Reorganizations and declared each Reorganization to be in the best interests of the applicable Portfolios, and that the interests of each Portfolio’s shareholders will not be diluted as a result of the Reorganizations. The Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of each Portfolio participating in the Reorganizations.

2. Do I need to vote for the Reorganization?

No. No vote of shareholders will be taken with respect to the Reorganizations. THE PORTFOLIOS ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE PORTFOLIOS WITH RESPECT TO THE REORGANIZATIONS.

3. Do the Portfolios have similar investment objectives and principal investment strategies?

Yes. The investment objectives of the Acquired Portfolios and the Acquiring Portfolio are identical. The investment objective of each Portfolio is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

The principal investment strategies (and the principal risks) of the Acquired Portfolios and the Acquiring Portfolio are substantially similar.

The Acquired Portfolios and the Acquiring Portfolio primarily invest in taxable or municipal fixed-income securities. For each Portfolio, AllianceBernstein L.P. (the “Manager”) employs tax management strategies in an attempt to reduce the impact of taxes on shareholders in the respective Portfolio. A substantial portion of the

i

Tax-Aware Overlay N Portfolio’s investments are comprised of New York State municipal securities, and a substantial portion of the Tax-Aware Overlay C Portfolio’s investments are comprised of California municipal securities. The Acquiring Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of such non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio’s investment objectives. Because the Tax-Aware Overlay N Portfolio invests significantly in New York State municipal securities, and the Tax-Aware Overlay C Portfolio invests significantly in California municipal securities, shareholders of these Portfolios who live in New York or California and hold shares of the Tax-Aware Overlay N Portfolio or the Tax-Aware Overlay C Portfolio, respectively, may experience larger taxable distributions as a result of the Reorganizations because the Combined Portfolio is expected to hold a smaller proportion of New York or California municipal securities than the applicable Acquired Portfolio. Shareholders should consult their tax advisors in considering how an increase in state or local taxable income may impact their investment goals.

The performance benchmarks for the Acquired Portfolios and the Acquiring Portfolio are the same. The primary benchmark for each Portfolio is the Bloomberg 5-Year General Obligation Municipal Bond Index. Each Portfolio also compares its performance to the same composite benchmark, which is a customized benchmark that uses index returns to represent performance of certain classes. The composite benchmark for each Portfolio is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

4. What is the purpose of the Reorganizations and what did the Directors consider?

The purpose of the Reorganizations is to transfer all the assets and liabilities of each of the Acquired Portfolios to the Acquiring Portfolio. The Manager proposed the Plan to the Directors, in part, to allow shareholders the potential to realize the benefits offered by the larger Combined Portfolio. As discussed in the Prospectus/Information Statement, the Board determined that shareholders of each Acquired Portfolio may benefit from the following:

•

the continuity of management, as the Acquiring Portfolio has the same Directors, the same Manager and portfolio management team, and the same service providers, including the same distributors, custodian, transfer agent and accounting agent, as those of the Acquired Portfolios;

•	that the Portfolios have identical investment objectives and substantially similar principal investment strategies and risks;

•	that shareholders will remain invested in a portfolio that seeks to manage the volatility of a fixed-income-oriented asset allocation over the long term than either Acquired Portfolio;

•	the potential for certain investment efficiencies, as the Combined Portfolio could have the ability to trade in larger positions or negotiate more favorable transaction terms;

•

that certain fixed costs (e.g., printing and mailing of stockholder reports, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Portfolio, which is expected to result in lower overall expenses over time;

•	that the Portfolios have identical investment advisory agreements and pay management fees at the same rate; and

•

that each Reorganization is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of an Acquired Portfolio will become shareholders of the Acquiring Portfolio without realizing any gain or loss for federal income tax purposes as a result of the applicable Reorganization itself; and

•	that the Acquired Portfolios have shrunk in total assets, are expected to shrink further, and may not be economically viable as stand-alone Portfolios.

The Board also noted that as a result of the Reorganizations and the Acquiring Portfolio’s restriction to invest no more than 25% of its total assets in municipal securities of issuers located in any one state, it was expected that the benefit to Acquired Portfolio shareholders of any state tax exemption from investing in an Acquired Portfolio that invests significantly in municipal securities of a particular state would be lost or largely unavailable.

5. How will the Reorganizations work?

The Plan, among other things, provides for:

•

the transfer of all of the assets of each Acquired Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of each Acquired Portfolio in exchange for shares of common stock, par value $0.001 per share, of the Acquiring Portfolio;

•	the distribution of the shares of the Acquiring Portfolio received by each Acquired Portfolio to shareholders of the Acquired Portfolio; and

•	the liquidation and termination of each Acquired Portfolio.

6. How will the Reorganizations affect shareholders of the Acquired Portfolios?

You will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio as follows:

If you own the following Acquired Portfolio shares:	You will receive the following Acquiring Portfolio shares:
Class 1	Class 1
Class 2	Class 2

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

7. When will the Reorganizations take place?

Each Reorganization is expected to take place on or around February 23, 2024.

8. Who manages the Portfolios?

AllianceBernstein L.P. serves as the investment manager to each of the Acquired Portfolios and the Acquiring Portfolio. As of September 30, 2023, the Manager managed assets totaling approximately $669 billion, of which over $131 billion represented assets of registered investment companies sponsored by the Manager. The 28 registered investment companies managed by the Manager, comprising approximately 94 separate investment portfolios, had approximately 2.7 million shareholder accounts (as of September 30, 2023).

The day-to-day management of, and investment decisions for, each Portfolio are made by Alexander Barenboym, Daniel J. Loewy and Caglasu Altunkopru.

Mr. Barenboym is a Senior Vice President of the Manager, with which he has been associated in a similar capacity to this current position since prior to 2018. Mr. Loewy is a Senior Vice President of the Manager, Chief Investment Officer and Head of Multi-Asset Solutions, and Chief Investment Officer of Dynamic Asset Allocation. Mr. Loewy has been associated with the Manager in similar capacities since prior to 2018. Ms. Altunkopru is a Senior Vice President of the Manager, with which she has been associated since prior to 2018. It is expected that Alexander Barenboym, Daniel J. Loewy and Caglasu Altunkopru will continue to manage the Combined Portfolio following the Reorganizations.

The Acquired Portfolios are overseen by the same Directors as the Acquiring Portfolio.

8. How will the Reorganizations affect the management fees and expenses?

The Acquired Portfolios and the Acquiring Portfolio pay management fees at the same fee rate of 0.65% of the average daily net assets of each Portfolio. Total fund operating expenses borne by current shareholders of each Acquired Portfolio may decrease, and their returns may increase, compared to their fees and expenses and returns if they were to continue as separate Portfolios, following the Reorganizations due to anticipated economies of scale that may be realized by being part of a larger, combined fund.

9. Who is paying the expenses of the Reorganizations?

Each Portfolio will bear an equal portion of the costs and expenses of the Reorganizations, which are estimated to be approximately $58,667 for each Portfolio. However, because of fee waivers and reimbursements, the Manager will effectively bear the expenses of the Reorganizations otherwise to be borne by the Acquired Portfolios. The total costs and expenses of the Reorganizations are estimated to be approximately $176,000. As of the date of this Prospectus/Information Statement, it is anticipated that transaction costs of approximately $11,910 and $10,011 will be incurred by the Tax-Aware Overlay C Portfolio and its shareholders, and the Tax-Aware Overlay N Portfolio and its shareholders, respectively, to reposition its portfolio in connection with the Reorganizations. These estimated transaction costs are not included in the estimated $176,000 in total costs and expenses of the Reorganizations referenced above. Additionally, the Acquired Portfolios will bear any market impact costs at the time such portfolio securities are sold.

10. Who do I call if I have questions about the Reorganizations?

If you have any questions about the Reorganizations, please call your Bernstein advisor at (212) 486-5800 (as applicable), or you may call AllianceBernstein Investor Services, Inc. toll-free at (800) 221-5672 from 9:00 a.m. to 5:00 p.m. Eastern time.

11. Do I need to take any action in connection with the Reorganization?

No. You will automatically receive shares of the Acquiring Portfolio and your shares of the applicable Acquired Portfolio will automatically be redeemed on the date of the completion of the Reorganizations. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations. The aggregate net asset value (“NAV”) of the Acquiring Portfolio shares you receive in the Reorganizations will be equal to the aggregate NAV of the shares you own in the applicable Acquired Portfolio immediately prior to the Reorganizations.

12. Where may I find additional information regarding the Acquired Portfolios and the Acquiring Portfolio?

Additional information relating to the Acquired Portfolios and the Acquiring Portfolio has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into the Prospectus/Information Statement by reference:

•	The Statement of Additional Information (“SAI”), dated [●], 2024, that has been filed with the SEC in connection with this Prospectus/Information Statement;

•

The Prospectus and SAI for the Acquiring Portfolio, dated January  27, 2023, as supplemented through the date of this Prospectus/Information Statement, only insofar as it relates to the Acquiring Portfolio (SEC File No. 33-21844);

•

The Prospectus and SAI of the Tax-Aware Overlay C Portfolio, dated January 27, 2023, as supplemented through the date of this Prospectus/Information Statement, only insofar as it relates to the Tax-Aware Overlay C Portfolio (SEC File No. 33-21844);

•

The Prospectus and SAI of the Tax-Aware Overlay N Portfolio, dated January 27, 2023, as supplemented through the date of this Prospectus/Information Statement, only insofar as it relates to the Tax-Aware Overlay N Portfolio (SEC File No. 33-21844);

•

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Portfolio contained in its annual report for the fiscal year ended September 30, 2023;

•

The audited financial statements and related independent registered public accounting firm’s report for the Tax-Aware Overlay C Portfolio contained in its annual report for the fiscal year ended September  30, 2023;

•

The audited financial statements and related independent registered public accounting firm’s report for the Tax-Aware Overlay N Portfolio contained in its annual report for the fiscal year ended September  30, 2023;

Copies of the annual reports to shareholders of the Acquired Portfolios and the Acquiring Portfolio are available, along with the Prospectus/Information Statement and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below:

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 227-4618

On the Internet:	The annual reports of the shareholders of the Acquired Portfolios and the Acquiring Portfolio, and the Prospectus/Information Statement and SAI, are available at www.bernstein.com or www.abfunds.com.

You may also view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	(202) 551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

Important additional information about the Reorganizations is set forth in the accompanying

Prospectus/Information Statement.

Please read it carefully.

v

The information in this combined Prospectus and Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined Prospectus and Information Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 6, 2023

INFORMATION STATEMENT

for

TAX-AWARE OVERLAY C PORTFOLIO

and

TAX-AWARE OVERLAY N PORTFOLIO,

and

PROSPECTUS

for

TAX-AWARE OVERLAY B PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

(212) 756-4097

Dated [●], 2024

Acquisition of the Assets and Assumption of the Liabilities of

Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

By and in Exchange for Shares of Tax-Aware Overlay B Portfolio

This combined Prospectus and Information Statement (“Prospectus/Information Statement”) is being furnished to the shareholders of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization (the “Plan”), each of the Acquired Portfolios will be reorganized (each, a “Reorganization” and together, the “Reorganizations”) into Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio”), also a series of the SCB Fund.

The Acquired Portfolios and the Acquiring Portfolio are each referred to as a “Portfolio” and collectively referred to as the “Portfolios.” When referencing activities following the completion of the Reorganizations, the Acquiring Portfolio may be referred to as the “Combined Portfolio.”

The Board of Directors of the SCB Fund (the “Board”) has determined that the Reorganizations are in the best interests of the Portfolios, and that the interests of the shareholders of the Portfolios will not be diluted as a result of the Reorganizations. The Board has also determined that the Reorganizations will not have a material adverse effect on the shareholders of each share class of each Portfolio participating in the Reorganizations.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of the Reorganizations, the Acquired Portfolios will be reorganized into the Acquiring Portfolio and you will become a shareholder of the Acquiring Portfolio. The Acquired Portfolios and the Acquiring Portfolio pursue identical investment objectives and employ substantially similar investment strategies in seeking to achieve their respective investment objectives.

The investment objective of the Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P. For more information on each Portfolio’s investment strategies, see “Comparison of Important Features Investment—The Investment Objectives, Strategies and Principal Risks of the Portfolios” below. AllianceBernstein L.P. serves as investment manager (the “Manager”) for the Acquired Portfolios and the Acquiring Portfolio.

Pursuant to the Plan, each Acquired Portfolio will transfer all of its assets to, and all of its liabilities, as defined in the Plan (“liabilities”), will be assumed by, the Acquiring Portfolio, in exchange for shares of common stock, par value $0.001 per share, of the Acquiring Portfolio, which will be distributed to shareholders of the applicable Acquired Portfolio in redemption and cancellation of shares of the Acquired Portfolio and liquidation and termination of the Acquired Portfolio. Following the Reorganizations, shareholders of each Acquired Portfolio will receive shares of the Acquiring Portfolio as follows: holders of Class 1 Shares of the Acquired Portfolio will receive Class 1 Shares of the Acquiring Portfolio, and holders of Class 2 Shares of the Acquired Portfolio will receive Class 2 Shares of the Acquiring Portfolio.

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Each Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. See “Certain Federal Tax Consequences of the Reorganizations” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

The aggregate net asset value (“NAV”) of the Acquiring Portfolio shares received in the Reorganizations by each Acquired Portfolio will equal the aggregate NAV of the shares of the respective Acquired Portfolio held by such Acquired Portfolio shareholders immediately prior to the Reorganizations. As a result of the Reorganizations, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Portfolio than such shareholder’s percentage of ownership in the applicable Acquired Portfolio immediately prior to the Reorganizations.

This Prospectus/Information Statement sets forth concisely the information shareholders of each Acquired Portfolio should know before the Reorganizations and constitutes an offering of shares of the Acquiring Portfolio being issued in the Reorganizations. Please read it carefully and retain it for future reference.

Additional information about the Tax-Aware Overlay B Portfolio has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•

The Prospectus for the Tax-Aware Overlay B Portfolio, dated January 27, 2023, as supplemented through the date of this Prospectus/Information Statement, only insofar as it relates to the Tax-Aware Overlay B Portfolio, filed with the SEC (No. 33-21844) and incorporated by reference into this Prospectus/Information Statement.

•

The Statement of Additional Information (“SAI”) for the Tax-Aware Overlay B Portfolio, dated January 27, 2023, as supplemented through the date of this Prospectus/Information Statement, only insofar as it relates to the Tax-Aware Overlay B Portfolio, filed with the SEC (No. 33-21844) and incorporated by reference into this Prospectus/Information Statement.

•	The SAI, dated [•], 2024, relating to this Prospectus/Information Statement (No. [•]), which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

•

The Annual Report to Shareholders for the Tax-Aware Overlay B Portfolio for the fiscal year ended September 30, 2023, filed with the SEC (No. 811-05555) and incorporated by reference into this Prospectus/Information Statement.

You may request a free copy of these documents by calling (212) 486-5800 or by writing to the Tax-Aware Overlay B Portfolio at the above address.

Each Portfolio is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan (attached as Appendix A to this Prospectus/Proxy Statement) and the SAI relating to this Prospectus/Information Statement. This Prospectus/Information Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

Sanford C. Bernstein Fund, Inc. (the “SCB Fund”) is a Maryland corporation and operates as a series company comprised of multiple portfolios, including the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (together, the “Acquired Portfolios”), as well as the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio”).

The Acquired Portfolios and the Acquiring Portfolio are each referred to as a “Portfolio” and collectively referred to as the “Portfolios.” When referencing activities following the completion of the Reorganizations (as defined below), the Acquiring Portfolio may be referred to as the “Combined Portfolio” in this Prospectus/Information Statement.

AllianceBernstein L.P. serves as investment manager (the “Manager”) for the Acquired Portfolios and the Acquiring Portfolio. The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. and are NOT designed to be used as stand-alone investments. The Portfolios are only available to the Manager’s private clients.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Acquired Portfolios and the Acquiring Portfolio are discussed below.

Board Approval and Structure of the Reorganizations

The Directors of the SCB Fund (the “Directors”), including all of the Directors who are not “interested persons” of the SCB Fund (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Acquired Portfolios, unanimously determined that the reorganization of each Acquired Portfolio into the Acquiring Portfolio (together, the “Reorganizations,” and each, a “Reorganization”) would be in the best interests of each of the Portfolios.

Pursuant to each Reorganization, all of the assets and liabilities of the applicable Acquired Portfolio will be transferred to the Acquiring Portfolio in exchange for newly issued shares of the Acquiring Portfolio. Each Acquired Portfolio will distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio, and shareholders of each Acquired Portfolio will become shareholders of the Acquiring Portfolio.

Shareholders of each Acquired Portfolio will receive shares of the Acquiring Portfolio of equal dollar value to their shares held in the applicable Acquired Portfolio immediately prior to the Reorganization. Shareholders will receive the same class of shares of the Acquiring Portfolio as they held in the Acquired Portfolio as illustrated by the following chart:

If a shareholder owns the following Acquired Portfolio shares:	The shareholder will receive the following Acquiring Portfolio shares:

Class 1	Class 1
Class 2	Class 2

In considering the approval of the Agreement and Plan of Reorganization (the “Plan”), the Board requested and evaluated information provided by the Manager regarding the Reorganizations, including, among other information: (1) the potential benefits of the Reorganizations to shareholders because, among other things, the Portfolios have investment strategies that have significant overlap with one another; there will be no change in the Manager or other fund service providers; the Reorganizations will be tax-free from a federal income tax perspective to shareholders of the Acquired Portfolios; and the interests of the Portfolios’ respective shareholders will not be diluted as a result of the Reorganization; (2) a comparison of each Acquired Portfolio’s and the Acquiring Portfolio’s investment objectives, policies (including fundamental investment policies), strategies, and risks; (3) the experience and qualifications of the Manager and key personnel managing the Acquiring Portfolio; (4) the effect of a Reorganization on its respective Acquired Portfolio’s annual operating expenses, including a comparison of each Acquired Portfolio’s and the Acquiring Portfolio’s management fee; (5) the relative historical performance records of each Acquired Portfolio and the Acquiring Portfolio; (6) that there would be no change in shareholder rights; (7) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its Reorganization, including the costs of repositioning the Acquired Portfolio’s portfolio in anticipation of, or as a result of, the Reorganization; (8) the terms and conditions of the Plan and whether the Reorganizations would result in dilution of shareholder interests; (9) the potential benefits of the Reorganizations to other persons, including the Manager and its respective affiliates; and (10) possible alternatives to the Reorganizations. The Board also considered the recommendation of the Manager, discussions with representatives of the Manager, and the Board’s fiduciary duties under federal and state law.

At its meeting held on October 24-25, 2023, the Board, including the Independent Directors, concluded that each Portfolio’s participation in the Reorganizations is in the Portfolios’ best interests, and that the interests of existing shareholders of the applicable Portfolio would not be diluted as a result of the Reorganizations, and approved the Plan. In approving the Reorganizations, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions:

•

the continuity of management, as the Acquiring Portfolio has the same Directors, the same Manager and portfolio management team, and the same service providers, including the same distributors, custodian, transfer agent and accounting agent, as those of the Acquired Portfolios;

•	that the Portfolios have identical investment objectives and substantially similar principal investment strategies and risks;

•	that shareholders will remain invested in a portfolio that seeks to manage the volatility of a fixed-income-oriented asset allocation over the long term;

•

the potential for certain investment efficiencies, as the Combined Portfolio could have the ability to trade in larger positions or negotiate more favorable transaction terms than either Acquired Portfolio;

•

that certain fixed costs (e.g., printing and mailing of stockholder reports, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Portfolio, which is expected to result in lower overall expenses over time;

•	that the Portfolios have identical investment advisory agreements and pay management fees at the same rate;

•

that each Reorganization is intended to be a tax-free reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that it is intended that shareholders of an Acquired Portfolio will become shareholders of the Acquiring Portfolio without realizing any gain or loss for federal income tax purposes as a result of the applicable Reorganization itself;

•	that the Acquired Portfolios have shrunk in total assets, are expected to shrink further, and may not be economically viable as stand-alone Portfolios.

•	the expected costs of the Reorganizations to the Portfolios; and

•

that the Manager and its affiliates are expected to benefit from a Reorganization (e.g., administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Acquired Portfolios as separate funds).

The Board also noted that as a result of the Reorganizations and the Acquiring Portfolio’s restriction to invest no more than 25% of its total assets in municipal securities of issuers located in any one state, it was expected that the benefit to Acquired Portfolio shareholders of any state tax exemption from investing in an Acquired Portfolio that invests significantly in municipal securities of a particular state would be lost or largely unavailable.

Comparison of the Acquired Portfolios and Acquiring Portfolio

The investment objectives of the Acquired Portfolios and the Acquiring Portfolio are identical. The principal investment strategies and risks of the Acquired Portfolios and the Acquiring Portfolio are substantially similar.

The Acquired Portfolios and the Acquiring Portfolio primarily invest in taxable or municipal fixed-income securities. For each Portfolio, the Manager employs tax management strategies in an attempt to reduce the impact of taxes on shareholders in the respective Portfolio. A substantial portion of the Tax-Aware Overlay N Portfolio’s investments are comprised of New York State municipal securities, and a substantial portion of the Tax-Aware Overlay C Portfolio’s investments are comprised of California municipal securities. The Acquiring Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of such non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio’s investment objectives. Because the Tax-Aware Overlay N Portfolio invests significantly in New York State municipal securities, and the Tax-Aware Overlay C Portfolio invests significantly in California municipal securities, shareholders of these Portfolios who live in New York or California and hold shares of the Tax-Aware Overlay N Portfolio or the Tax-Aware Overlay C Portfolio, respectively, may experience larger taxable distributions as a result of the Reorganizations because the Combined Portfolio is expected to hold a smaller proportion of New York or California municipal securities than the applicable Acquired Portfolio. Shareholders should consult their tax advisors in considering how an increase in state or local taxable income may impact their investment goals.

The Acquired Portfolios and the Acquiring Portfolio are classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The performance benchmarks for the Acquired Portfolios and the Acquiring Portfolio are the same. The primary benchmark for each Portfolio is the Bloomberg 5-Year General Obligation Municipal Bond Index. Each Portfolio also compares its performance to the same composite benchmark, which is a customized benchmark that uses index returns to represent performance of certain classes. The composite benchmark for each Portfolio is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

The Portfolios pay management fees at the same rate: 0.65% of each Portfolio’s average daily net assets, with a total expense ratio cap of 0.90% for Class 1 shares and 0.75% for Class 2 shares of each Portfolio.

Purchase, Redemption and Exchange of Shares

The Portfolios are subject to the same purchase and redemption procedures. The purchase of a Portfolio’s shares is priced at the next-determined net asset value (“NAV”) after your order is received in proper form. For a complete description of purchase procedures, see the section of this Prospectus/Information Statement entitled “Comparison of Purchase and Redemption Procedures” and Appendix B.

Class 1 shares of each Portfolio may be exchanged for shares in any other portfolio of the SCB Fund (other than Class 2 shares of the Overlay A Portfolio, the Tax-Aware Overlay A Portfolio, the Overlay B Portfolio, the Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio of the

SCB Fund (collectively, the “Overlay Portfolios”)). Class 2 shares of each Portfolio may be exchanged for shares of the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc.

Shares of the Portfolios may be sold by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”), along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Portfolio.

Your sale price will be the next-determined NAV after the Portfolio receives your redemption request in proper form. Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests.

Distributions

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Portfolios are subject to the same distribution features. The Portfolios intend to declare and pay dividends at least annually, generally in December. The Portfolios distribute capital gains distributions at least annually, generally in December. Dividends and capital gains distributions, if any, of the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the NAV of the Portfolio on the record date of the distribution. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by Bernstein LLC not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

The Portfolios may distribute ordinary income dividends and/or capital gains distributions.

Distribution Services

Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides distribution services for each Portfolio pursuant to a Distribution Agreement between the SCB Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of the Manager.

For more information, please see the section of this Proxy Statement/Prospectus entitled “Comparison of Purchase and Redemption Procedures” and Appendix B.

Fees and Expenses

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Acquired Portfolios, as well as the unaudited pro forma fees and expenses of the Tax-Aware Overlay B Portfolio that will be in effect after consummation of the Reorganizations. The fees and expenses below of the pro forma Tax-Aware Overlay B Portfolio after the Reorganizations are based on expenses of the Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio during the twelve months ended September 30, 2023. As each Reorganization is a separate transaction, the tables provided below set out each Reorganization: (1) the Tax-Aware Overlay C Portfolio into the Tax-Aware Overlay B Portfolio; (2) the Tax-

Aware Overlay N Portfolio into the Tax-Aware Overlay B Portfolio; and (3) the Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio into the Tax-Aware Overlay B Portfolio. The pro forma numbers are estimated in good faith and are hypothetical.

The Tax-Aware Overlay C Portfolio, the Tax-Aware Overlay N Portfolio and the Tax-Aware Overlay B Portfolio each offer Class 1 and Class 2 shares.

It is estimated that shareholders in each class of each Acquired Portfolio would pay lower total annual fund operating expenses in the Combined Portfolio than they would otherwise experience if the Acquired Portfolios remained as stand-alone Portfolios, due to the fact that each Reorganization will result in shareholders of an Acquired Portfolio owning shares of a larger Combined Portfolio, and certain fixed costs (e.g., printing and mailing of stockholder reports, legal expenses, audit fees and other expenses) would be spread across the larger asset base of the Combined Portfolio.

The Tax-Aware Overlay C Portfolio into the Tax-Aware Overlay B Portfolio

Shareholder Fees and Operating Expenses (unaudited)

Class 1 Shares (for the twelve months ended September 30, 2023)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Aware Overlay C Portfolio – Class 1	Tax-Aware Overlay B Portfolio – Class 1	Pro Forma Tax-Aware Overlay B Portfolio – Class 1 After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Tax-Aware Overlay C Portfolio – Class 1	Tax-Aware Overlay B Portfolio – Class 1	Pro Forma Tax-Aware Overlay B Portfolio – Class 1 After Reorganization
Management Fees	0.65%	0.65%	0.65%
+ Distribution (12b-1) Fees	Non	e	Non	e	Non	e
+ Other Expenses
Shareholder Servicing	0.15%	0.15%	0.15%
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.13%	0.05%	0.05%
+ Total Other Expenses	0.29%	0.21%	0.21%
+ Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

= Total annual portfolio operating expenses	0.96%	0.88%	0.88%
Fee Waiver/Expense Reimbursement	(0.04%)	(0.00%)	(0.00%)
Total annual portfolio operating expenses after Fee Waiver/Expense Reimbursement	0.92%	0.88%	0.88%

Class 2 Shares (for the twelve months ended September 30, 2023)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Aware Overlay C Portfolio – Class 2	Tax-Aware Overlay B Portfolio – Class 2	Pro Forma Tax-Aware Overlay B Portfolio – Class 2 After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

Tax-Aware Overlay C Portfolio – Class 2	Tax-Aware Overlay B Portfolio – Class 2	Pro Forma Tax-Aware Overlay B Portfolio – Class 2 After Reorganization
Management Fees	0.65%	0.65%	0.65%
+ Distribution (12b-1) Fees	Non	e	Non	e	Non	e
+ Other Expenses
Shareholder Servicing	None	None	None
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.13%	0.05%	0.05%
+ Total Other Expenses	0.14%	0.06%	0.06%
+ Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

= Total annual portfolio operating expenses	0.81%	0.73%	0.73%
Fee Waiver/Expense Reimbursement	(0.04%)	(0.00%)	(0.00%)
Total annual portfolio operating expenses after Fee Waiver/Expense Reimbursement	0.77%	0.73%	0.73%

The Tax-Aware Overlay N Portfolio into the Tax-Aware Overlay B Portfolio

Shareholder Fees and Operating Expenses (unaudited)

Class 1 Shares (for the twelve months ended September 30, 2023)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Aware Overlay N Portfolio – Class 1	Tax-Aware Overlay B Portfolio – Class 1	Pro Forma Tax-Aware Overlay B Portfolio – Class 1 After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Tax-Aware Overlay N Portfolio – Class 1	Tax-Aware Overlay B Portfolio – Class 1	Pro Forma Tax-Aware Overlay B Portfolio – Class 1 After Reorganization
Management Fees	0.65%	0.65%	0.65%
+ Distribution (12b-1) Fees	Non	e	Non	e	Non	e
+ Other Expenses
Shareholder Servicing	0.15%	0.15%	0.15%
Transfer Agent	0.01%	0.01%	0.01%
Other Expenses	0.16%	0.05%	0.05%
+ Total Other Expenses	0.32%	0.21%	0.21%
+ Acquired Fund Fees and Expenses	0.03%	0.02%	0.02%

= Total annual portfolio operating expenses	1.00%	0.88%	0.88%
Fee Waiver/Expense Reimbursement	(0.07%)	(0.00%)	(0.00%)
Total annual portfolio operating expenses after Fee Waiver/Expense Reimbursement	0.93%	0.88%	0.88%

Class 2 Shares (for the twelve months ended September 30, 2023)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Aware Overlay N Portfolio – Class 2	Tax-Aware Overlay B Portfolio – Class 2	Pro Forma Tax-Aware Overlay B Portfolio – Class 2 After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax-Aware Overlay N Portfolio – Class 2		Tax-Aware Overlay B Portfolio – Class 2		Pro Forma Tax-Aware Overlay B Portfolio – Class 2 After Reorganization
Management Fees	0.65%		0.65%		0.65%
+ Distribution (12b-1) Fees	Non	e	Non	e	Non	e
+ Other Expenses
Shareholder Servicing	Non	e	Non	e	Non	e
Transfer Agent	0.01%		0.01%		0.01%
Other Expenses	0.16%		0.05%		0.05%
+ Total Other Expenses	0.17%		0.06%		0.06%
+ Acquired Fund Fees and Expenses	0.03%		0.02%		0.02%

= Total annual portfolio operating expenses	0.85%		0.73%		0.73%
Fee Waiver/Expense Reimbursement	(0.07%)		(0.00%)		(0.00%)
Total annual portfolio operating expenses after Fee Waiver/Expense Reimbursement	0.78%		0.73%		0.73%

The Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio into the Tax-Aware Overlay B Portfolio

Shareholder Fees and Operating Expenses (unaudited)

Class 1 Shares (for the twelve months ended September 30, 2023)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Aware Overlay C Portfolio – Class 1	Tax-Aware Overlay N Portfolio – Class 1	Tax-Aware Overlay B Portfolio – Class 1	Pro Forma Tax-Aware Overlay B Portfolio – Class 1 After Reorganizations
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Tax-Aware Overlay C Portfolio – Class 1	Tax-Aware Overlay N Portfolio – Class 1	Tax-Aware Overlay B Portfolio – Class 1	Pro Forma Tax-Aware Overlay B Portfolio – Class 1 After Reorganizations
Management Fees	0.65%	0.65%	0.65%	0.65%
+ Distribution (12b-1) Fees	Non	e	Non	e	Non	e	Non	e
+ Other Expenses
Shareholder Servicing	0.15%	0.15%	0.15%	0.15%
Transfer Agent	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.13%	0.16%	0.05%	0.05%
+ Total Other Expenses	0.29%	0.32%	0.21%	0.21%
+ Acquired Fund Fees and Expenses	0.02%	0.03%	0.02%	0.02%

= Total annual portfolio operating expenses	0.96%	1.00%	0.88%	0.88%
Fee Waiver/Expense Reimbursement	(0.04%)	(0.07%)	(0.00%)	(0.00%)
Total annual portfolio operating expenses after Fee Waiver/Expense Reimbursement	0.92%	0.93%	0.88%	0.88%

Class 2 Shares (for the twelve months ended September 30, 2023)

Shareholder Fees

(fees paid directly from your investment)

	Tax-Aware Overlay C Portfolio – Class 2	Tax-Aware Overlay N Portfolio – Class 2	Tax-Aware Overlay B Portfolio – Class 2	Pro Forma Tax-Aware Overlay B Portfolio – Class 2 After Reorganizations
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax-Aware Overlay C Portfolio – Class 2		Tax-Aware Overlay N Portfolio – Class 2		Tax-Aware Overlay B Portfolio – Class 2		Pro Forma Tax-Aware Overlay B Portfolio – Class 2 After Reorganizations
Management Fees	0.65%		0.65%		0.65%		0.65%
+ Distribution (12b-1) Fees	Non	e	Non	e	Non	e	Non	e
+ Other Expenses
Shareholder Servicing	Non	e	Non	e	Non	e	Non	e
Transfer Agent	0.01%		0.01%		0.01%		0.01%
Other Expenses	0.13%		0.16%		0.05%		0.05%
+ Total Other Expenses	0.14%		0.17%		0.06%		0.06%
+ Acquired Fund Fees and Expenses	0.02%		0.03%		0.02%		0.02%

= Total annual portfolio operating expenses	0.81%		0.85%		0.73%		0.73%
Fee Waiver/Expense Reimbursement	(0.04%)		(0.07%)		(0.00%)		(0.00%)

Total annual portfolio operating expenses after Fee Waiver/Expense Reimbursement	0.77%		0.78%		0.73%		0.73%

Expense Examples

These examples are intended to help you compare the cost of investing in each Portfolio before the Reorganizations with the cost of investing in the Tax-Aware Overlay B Portfolio after the Reorganizations. They assume that you invest $10,000 in each Portfolio for the time periods indicated, that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same, except for any contractual and service fee waivers and overall expense limitations that may be in effect during the first year of a period.

These examples assume that all dividends and other distributions are reinvested. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Portfolio.

The Tax-Aware Overlay C Portfolio into the Tax-Aware Overlay B Portfolio

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class 1 Shares	One Year	Three Years	Five Years	Ten Years
Tax-Aware Overlay C Portfolio – Class 1	$94	$302	$527	$1,174
Tax-Aware Overlay B Portfolio – Class 1	90	281	488	1,084
Tax-Aware Overlay B Portfolio – Class 1 After Reorganization	90	281	488	1,084

Class 2 Shares	One Year	Three Years	Five Years	Ten Years
Tax-Aware Overlay C Portfolio – Class 2	$79	$255	$446	$998
Tax-Aware Overlay B Portfolio – Class 2	75	233	406	906
Tax-Aware Overlay B Portfolio – Class 2 After Reorganization	75	233	406	906

The expense examples would be the same if you did not redeem your shares at the end of each period.

The Tax-Aware Overlay N Portfolio into the Tax-Aware Overlay B Portfolio

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class 1 Shares	One Year	Three Years	Five Years	Ten Years
Tax-Aware Overlay N Portfolio – Class 1	$95	$311	$546	$1,218
Tax-Aware Overlay B Portfolio – Class 1	90	281	488	1,084
Tax-Aware Overlay B Portfolio – Class 1 After Reorganization	90	281	488	1,084

Class 2 Shares	One Year	Three Years	Five Years	Ten Years
Tax-Aware Overlay N Portfolio – Class 2	$80	$264	$464	$1,042
Tax-Aware Overlay B Portfolio – Class 2	75	233	406	906
Tax-Aware Overlay B Portfolio – Class 2 After Reorganization	75	233	406	906

The expense examples would be the same if you did not redeem your shares at the end of each period.

The Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio into the Tax-Aware Overlay B Portfolio

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class 1 Shares	One Year	Three Years	Five Years	Ten Years
Tax-Aware Overlay C Portfolio – Class 1	$94	$302	$527	$1,174
Tax-Aware Overlay N Portfolio – Class 1	95	311	546	1,218
Tax-Aware Overlay B Portfolio – Class 1	90	281	488	1,084
Tax-Aware Overlay B Portfolio – Class 1 After Reorganizations	90	281	488	1,084

Class 2 Shares	One Year	Three Years	Five Years	Ten Years
Tax-Aware Overlay C Portfolio – Class 2	$79	$255	$446	$998
Tax-Aware Overlay N Portfolio – Class 2	80	264	464	1,042
Tax-Aware Overlay B Portfolio – Class 2	75	233	406	906
Tax-Aware Overlay B Portfolio – Class 2 After Reorganizations	75	233	406	906

The expense examples would be the same if you did not redeem your shares at the end of each period.

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in annual fund operating expenses or in the examples above, affect a Portfolio’s performance. During the fiscal year ended September 30, 2023, each Portfolio had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Portfolio	Fiscal Year End	Rate
Tax-Aware Overlay C Portfolio	9/30/23	10%
Tax-Aware Overlay N Portfolio	9/30/23	14%
Tax-Aware Overlay B Portfolio	9/30/23	7%

Performance of the Portfolios

The following bar charts show each Portfolio’s performance for the indicated share class for each full calendar year of operations. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual total returns for each share class compare with a broad-based securities market index. Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future.

Tax-Aware Overlay C Portfolio (as of December 31, 2022)

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 6.13%, 4th quarter, 2020; and Worst Quarter was down -9.31%, 1st quarter, 2020.

Average Annual Total Returns

(For the Periods ended December 31, 2022)

	ONE YEAR	FIVE YEARS	TEN YEARS
Class 1*
Return Before Taxes	-12.87%	0.80%	2.50%
Return After Taxes on Distributions	-13.03%	0.12%	1.68%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.03%	0.74%	1.93%
Class 2 (Return Before Taxes)	-12.69%	0.96%	2.66%

*	After Tax Returns –
-	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;
-

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

-	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS
Bloomberg 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.02%	1.27%	1.46%
Composite Benchmark*	-9.43%	3.33%	3.97%

*

The Tax-Aware Overlay C Portfolio measures its performance against a composite benchmark comprised of 19% Russell 3000, 11% MSCI ACWI ex-USA IMI (net), 28% Bloomberg 1-10 Year US TIPS, and 42% Bloomberg 1-10 Year Municipal Bond.

Tax-Aware Overlay N Portfolio (as of December 31, 2022)

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 6.89%, 4th quarter, 2020; and Worst Quarter was down -10.21%, 1st quarter, 2020.

Average Annual Total Returns

(For the Periods ended December 31, 2022)

	ONE YEAR	FIVE YEARS	TEN YEARS
Class 1*
Return Before Taxes	-13.35%	0.72%	2.53%
Return After Taxes on Distributions	-13.50%	0.15%	1.76%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.26%	0.73%	1.98%
Class 2 (Return Before Taxes)	-13.16%	0.89%	2.69%

*	After Tax Returns –
-	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;
-

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

-	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS
Bloomberg 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.02%	1.27%	1.46%
Composite Benchmark*	-9.43%	3.33%	3.97%

*

The Tax-Aware Overlay N Portfolio measures its performance against a composite benchmark comprised of 19% Russell 3000, 11% MSCI ACWI ex-USA IMI (net), 28% Bloomberg 1-10 Year US TIPS, and 42% Bloomberg 1-10 Year Municipal Bond.

Tax-Aware Overlay B Portfolio (as of December 31, 2022)

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 6.30%, 4th quarter, 2020; and Worst Quarter was down -9.24%, 1st quarter, 2020.

Average Annual Total Returns

(For the Periods ended December 31, 2022)

	ONE YEAR	FIVE YEARS	TEN YEARS
Class 1*
Return Before Taxes	-12.92%	1.02%	2.68%
Return After Taxes on Distributions	-13.14%	0.42%	1.90%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.07%	0.96%	2.11%
Class 2 (Return Before Taxes)	-12.82%	1.16%	2.83%

*	After Tax Returns –
-	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;
-

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

-	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS
Bloomberg 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.02%	1.27%	1.46%
Composite Benchmark*	-9.43%	3.33%	3.97%

*

The Tax-Aware Overlay B Portfolio measures its performance against a composite benchmark comprised of 19% Russell 3000, 11% MSCI ACWI ex-USA IMI (net), 28% Bloomberg 1-10 Year US TIPS, and 42% Bloomberg 1-10 Year Municipal Bond.

Additional Information

Combined Portfolio. The Acquiring Portfolio is deemed to be the “accounting survivor” in connection with the Reorganizations. As a result, the Combined Portfolio will continue the performance history of the Acquiring Portfolio after the closing of the Reorganizations.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Portfolios

This section describes the investment objectives and strategies of the Portfolios and the differences between them. For a complete description of the investment strategies and risks for the Tax-Aware Overlay B Portfolio, you should read the Prospectus for the Tax-Aware Overlay B Portfolio, which is incorporated by reference into this Prospectus/Information Statement. Additional information is included in the Tax-Aware Overlay B Portfolio’s SAI, which is also incorporated by reference into this Prospectus/Information Statement.

Investment Objectives

The Portfolios have identical investment objectives. Each Portfolio’s investment objective is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

Principal Strategies

The Portfolios have substantially similar principal investment strategies. Each of the Acquired Portfolios and the Acquiring Portfolio invest significantly in municipal securities. Each Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes, including fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (“junk bonds”), currencies and commodities. The Manager adjusts investment exposure among the various asset classes for each Portfolio based on the following considerations:

•

With respect to the Tax-Aware Overlay C Portfolio, the Manager seeks to manage the volatility of client portfolios whose fixed-income investments reflect a significant allocation to California municipal securities. The Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents.

•

With respect to the Tax-Aware Overlay N Portfolio, the Manager seeks to manage the volatility of client portfolios whose fixed-income investments reflect a significant allocation to New York municipal securities. The Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents.

•

With respect to the Acquiring Portfolio, the Manager seeks to manage the volatility of client portfolios that reflect a significant allocation to municipal securities. The Portfolio seeks to minimize the impact of U.S. federal income taxes on shareholders’ returns over time.

Each Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. Each Portfolio intends to use derivatives to achieve its investment objective.

Each Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The Acquiring Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. The municipal securities in which each Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities may, in certain instances, be includable in income subject to alternative minimum tax, but is otherwise generally exempt from: (i) federal and California state personal income tax with respect to the Tax-Aware Overlay C Portfolio; (ii) federal and New York state and local personal income tax with respect to the Tax-Aware Overlay N Portfolio; and (iii) federal personal income tax with respect to the Acquiring Portfolio. Each Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for the Portfolio investors. Such fixed-income securities may include high yield securities and preferred stock. No more than 5% of a Portfolio’s total assets may be invested in fixed-income securities rated CCC by a NRSRO.

Each Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Each Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for such Portfolio’s obligations under derivative transactions. Each Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers. Each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out each Portfolio’s investment strategies. Each Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Each Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs.

The Manager employs tax management strategies in an attempt to reduce the impact of taxes on shareholders in each Acquired Portfolio. For the Acquiring Portfolio, the Manager’s tax management strategies attempt to reduce the impact of U.S. federal income taxes on Acquiring Portfolio shareholders. Because the Tax-Aware Overlay N Portfolio invests significantly in New York State municipal securities, and the Tax-Aware Overlay C Portfolio invests significantly in California municipal securities, shareholders of these Portfolios who live in New York or California and hold shares of the Tax-Aware Overlay N Portfolio or the Tax-Aware Overlay C Portfolio, respectively, may experience larger taxable distributions as a result of the Reorganizations because the Combined Portfolio is expected to hold a smaller proportion of New York or California municipal securities than the applicable Acquired Portfolio. Shareholders should consult their tax advisors in considering how an increase in state or local taxable income may impact their investment goals.

Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager, including the AB Government Money Market Portfolio and the AB All Market Real Return Portfolio of AB Bond Fund, Inc.

Consistent with its investment strategies, the Acquiring Portfolio has been managed to have exposure to a greater number of U.S. states than the Acquired Portfolios.

Investment Processes

The investment processes of the Acquired Portfolios and the Acquiring Portfolio, as described below, are identical.

To identify attractive bonds for each Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. In selecting equity investments, the Manager may select stocks from the Manager’s bottom up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for each Portfolio are fundamental and bottom up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust each Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives.

In employing tax management strategies to reduce the impact of various taxes to each Portfolio according to such Portfolio’s respective investment strategy, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in a Portfolio with the highest cost basis. The Manager may monitor the length of time a Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.

Comparison of Share Classes and Shareholder Fees/Annual Portfolio Operating Expenses

Shareholders of each Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio as follows:

If you own the following Acquired Portfolio shares:	You will receive the following Acquiring Portfolio shares:
Class 1	Class 1
Class 2	Class 2

Shares of the Portfolios are not subject to any sales charge: no sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Class 1 and Class 2 shares of each of the Acquired Portfolios and the Acquiring Portfolio are only available to the Manager’s private clients. The minimum initial investment in Class 1 shares of each Portfolio is $25,000. The minimum initial investment in Class 2 shares of each Portfolio is $1,500,000. Minimum initial investments are measured across all Overlay Portfolios in the aggregate. With respect to Class 1 shares of each Portfolio, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000.

As detailed in the chart below comparing the Shareholder Fees and Annual Fund Operating Expenses, shares of the Acquired Portfolios and the Acquiring Portfolio are sold with no initial sales charges and no contingent deferred sales charges. The Manager charges the Class 1 shares of each Portfolio shareholder a servicing fee of 0.15% of the Portfolio’s average daily assets. The shareholder services that the Manager provides include, among other things, providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, NAV of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares. The shareholder fees and annual fund operating expenses in the chart below are as of September 30, 2023.

Shareholder Fees and Annual Fund Operating Expenses	Tax-Aware Overlay C Portfolio	Tax-Aware Overlay N Portfolio	Acquiring Portfolio
Maximum sales charge (load) imposed on purchases	Class 1: None Class 2: None	Class 1: None Class 2: None	Class 1: None Class 2: None
Maximum deferred sales charge (load)	Class 1: None Class 2: None	Class 1: None Class 2: None	Class 1: None Class 2: None
Management Fees	All Classes: 0.65%	All Classes: 0.65%	All Classes: 0.65%
Distribution and/or Service (12b-1) Fees	Class 1: None Class 2: None	Class 1: None Class 2: None	Class 1: None Class 2: None
Shareholder Servicing	Class 1: 0.15% Class 2: None	Class 1: 0.15% Class 2: None	Class 1: 0.15% Class 2: None

Shareholder Fees and Annual Fund Operating Expenses	Tax-Aware Overlay C Portfolio	Tax-Aware Overlay N Portfolio	Acquiring Portfolio
Total Other Expenses (includes transfer agent expenses and other expenses)	Class 1: 0.29% Class 2: 0.14%	Class 1: 0.32% Class 2: 0.17%	Class 1: 0.21% Class 2: 0.06%
Total Annual Portfolio Operating Expenses	Class 1: 0.94% Class 2: 0.79%	Class 1: 0.97% Class 2: 0.82%	Class 1: 0.86% Class 2: 0.71%

Principal Risks of Investing in the Portfolios

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that each Portfolio will achieve its investment objective.

As detailed below, the Portfolios have substantially similar principal risks, including market risk, management risk, allocation risk, derivatives risk, leverage risk, illiquid investments risk, redemption risk, municipal market risk, interest rate risk, credit risk, duration risk, foreign (non U.S.) securities risk, emerging markets securities risk, foreign currency risk, actions by a few major investors risk, commodity risk, inflation risk, inflation-protected securities risk, lower-rated securities risk, real estate related securities risk, investment in other investment companies risk, tax risk, and prepayment and extension risk. The Acquiring Portfolio is also subject to additional principal risks, including mortgage-related and asset-related securities risk and subordination risk. The following chart sets out a comparison of principal investment risks for the Portfolios as provided in each Portfolio’s respective prospectus:

Principal Risks	Acquired Portfolios	Acquiring Portfolio

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty

	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio

regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing

Principal Risks	Acquired Portfolios	Acquiring Portfolio
economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

	Yes	Yes

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

	Yes	Yes

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over the counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

	Yes	Yes

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of

	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio
changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

	Yes[1]	Yes

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

	Yes	Yes

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

	No	Yes

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

	No	Yes

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

	Yes	Yes

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing

	Yes[2]	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio

unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

	Yes	Yes

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or

	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio
“widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

	Yes	Yes

Foreign (Non U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

	Yes	Yes

Emerging Markets Securities Risk: The risks of investing in foreign (non U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

	Yes	Yes

Foreign Currency Risk: This is the risk that changes in foreign (non U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

	Yes	Yes

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

	Yes	Yes

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

	Yes	Yes

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected

	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio

economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions-including raising interest rates that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non inflation adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

	Yes	Yes

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

	Yes	Yes

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

	Yes	Yes

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered mutual funds advised by the Manager (“AB Mutual Funds”) and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

	Yes	Yes

Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with

	Yes	Yes

Principal Risks	Acquired Portfolios	Acquiring Portfolio

applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

1 The Illiquid Investments Risk for the Acquiring Portfolio is substantially similar to that of each of the Acquired Portfolios. Each Acquired Portfolio’s Illiquid Investments Risk factor states as follows: “Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.”

2 The Municipal Market Risk for the Acquiring Portfolio is substantially similar to that of each of the Acquired Portfolios, however, the Municipal Market Risk for each Acquired Portfolio includes additional disclosure regarding the risk of investing in the municipal securities of a particular state.

The Tax-Aware Overlay C Portfolio Municipal Market Risk factor includes the following additional language: “These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. Its economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes.”

The Tax-Aware Overlay N Portfolio Municipal Market Risk factor includes the following additional language: “The Portfolio may invest a substantial portion of its assets in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets, such as the recent market downturns in equity and fixed income securities.”

In addition, shareholders of the Tax-Aware Overlay N Portfolio and the Tax-Aware Overlay C Portfolio may receive an increase in distributions that are taxable in their home state as a result of becoming an investor in the Acquiring Portfolio. Because the Tax-Aware Overlay N Portfolio invests significantly in New York State municipal securities, and the Tax-Aware Overlay C Portfolio invests significantly in California municipal securities, shareholders of these Portfolios who live in New York or California and hold shares of the Tax-Aware Overlay N Portfolio or the Tax-Aware Overlay C Portfolio, respectively, may experience larger taxable distributions as a result of the Reorganizations because the Combined Portfolio is expected to hold a smaller proportion of New York or California municipal securities than the applicable Acquired Portfolio.

Fundamental Investment Restrictions

The Portfolios have identical fundamental investment restrictions. As a matter of fundamental policy, each Portfolio may not:

1.)

Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2.)

Issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations.

For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3.)

Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4.)

Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5.)

Purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

6.)

Act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that, in accordance with 1940 Act diversification requirements, at least 75% of each Portfolio’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

For purposes of determining the amount of portfolio securities that may be lent by a Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of a Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

Non-Fundamental Investment Restrictions

The Portfolios have not adopted any non-fundamental investment restrictions.

Combined Portfolio

Following completion of the Reorganizations, the Combined Portfolio will continue to have the same principal risks of the Acquiring Portfolio and the same fundamental investment restrictions noted above.

U.S. Federal Income Tax Considerations

Each Portfolio has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code for each taxable year, and intends to continue to so qualify in the future. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in “qualified publicly traded partnerships” (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer, other than U.S. government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio (as opposed to its shareholders) will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

The SCB Fund

The SCB Fund was incorporated under the laws of the State of Maryland on May 4, 1988 and is registered as an open-end management investment company. The SCB Fund is governed by its Articles of Incorporation, as amended and supplemented by Articles of Amendment and Articles Supplementary, its Bylaws, and Maryland law. As a series of the SCB Fund, each Portfolio has the same board of directors and provides the same shareholder rights. There are no differences between the rights of shareholders of an Acquired Portfolio and the rights of shareholders of the Acquiring Portfolio.

Management of the Portfolios

Under an investment management agreement with the Manager on behalf of (i) the Tax-Aware Overlay C Portfolio; (ii) the Tax-Aware Overlay N Portfolio; and (iii) the Acquiring Portfolio (the “Management Agreement”), the Manager, located at 1345 Avenue of the Americas New York, New York 10105, manages the investment of each Portfolio’s assets.

Pursuant to the Management Agreement, subject to the general oversight of the Board and in conformity with the stated policies of each of the Portfolios, the Manager manages the investment of each Portfolio’s assets. The Manager makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the Management Agreement, with respect to each Portfolio. The Manager is free to render similar services to others. The Manager has authorized those of its directors, officers or employees who are elected as directors or officers of each Portfolio to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager.

The Manager is a leading global investment adviser supervising client accounts with assets as of September 30, 2023 totaling approximately $669 billion (of which over $131 billion represented assets of registered investment companies sponsored by the Manager). As of September 30, 2023, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Manager, comprising approximately 94 separate investment portfolios, had as of September 30, 2023 approximately 2.7 million shareholder accounts.

Portfolio Managers

The day-to-day management of, and investment decisions for, each of the Acquired Portfolios and the Acquiring Portfolio are made by the Manager’s Asset Allocation Team. The following persons within the Asset Allocation Team have the most significant responsibility for the day-to-day management of each Portfolio:

Alexander Barenboym, is a Senior Vice President of the Manager, with which he has been associated since prior to 2018.

Daniel J. Loewy, is a Senior Vice President of the Manager, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head of Multi-Asset Solutions, and Chief Investment Officer of Dynamic Asset Allocation.

Caglasu Altunkopru, is a Senior Vice President of the Manager, with which she has been associated since prior to 2018.

Alexander Barenboym, Daniel J. Loewy and Caglasu Altunkopru will be the portfolio managers of the Combined Portfolio and will be jointly and primarily responsible for the day-to-day management of the Combined Portfolio’s portfolio, including setting the Combined Portfolio’s overall investment strategy and overseeing the management of the Combined Portfolio.

Management Fees

Fees payable under the Management Agreement are computed daily and paid monthly. The management fee rate payable to the Manager for each Portfolio, as well as the management fees paid by each Portfolio to the Manager for the past three fiscal years, are set forth below. While the amount waived includes both the management fee and other expenses, the chart below only shows the impact on the management fee. Each of the Portfolios have the same management fee rate, as follows:

Management Fee Rate: 0.65%

Management Fees Paid by Tax-Aware Overlay C Portfolio	2021	2022	2023
Gross Fee	3,354,825	2,974,133	1,785,420
Amount Waived by the Manager	(6,508)	(21,415)	(123,523)
Net Fee	3,348,317	2,952,718	1,661,897

Management Fees Paid by Tax-Aware Overlay N Portfolio	2021	2022	2023
Gross Fee	2,501,962	2,225,287	1,412,058
Amount Waived by the Manager	(7,605)	(12,187)	(152,605)
Net Fee	2,494,357	2,213,100	1,259,453

Management Fees Paid by Acquiring Portfolio	2021	2022	2023
Gross Fee	11,246,705	10,339,987	6,475,911
Amount Waived by the Manager	(38,189)	(70,569)	(19,241)
Net Fee	11,208,516	10,269,418	6,456,670

For the fiscal years shown above, the Manager agreed to waive fees and/or reimburse certain expenses. The “gross fee” in each table shown above is the fee amount that the Manager earned from the Portfolio without reflecting the impact of the fee waiver/reimbursement arrangement. The “net fee” reflects the impact of the fee waivers, and is the actual fee amount paid by the Portfolio to the Manager. The fee waivers and/or expense reimbursement arrangements applicable to each Portfolio are as follows:

Expense Limitations: The Manager has contractually agreed to waive its fees and/or to bear expenses of each Portfolio through January 28, 2024, to the extent necessary to limit total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered mutual funds advised by the Manager in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), as a percentage of daily average net assets on an annualized basis, as follows: 0.90% for Class 1 shares of each Portfolio and 0.75% for Class 2 shares of each Portfolio. The Adviser has agreed to extend this contractual waiver through January 28, 2025.

Affiliated Investment Company Waiver: To the extent a Portfolio invests in the AB Government Money Market Portfolio or the AB All-Market Real Return Portfolio—Class Z, the Manager has contractually agreed to waive 0.05% of the management fee of Government Money Market Portfolio (resulting in a net management fee of 0.15%) until August 31, 2024. In connection with the investment by the Portfolios in affiliated registered investment companies, the Manager has contractually agreed to waive its management fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective management fee, as borne indirectly by the Portfolios as an acquired fund fee and expense.

The Management Agreement provides that the Manager shall not be liable to the Portfolios for any error of judgment or mistake of law or for any loss arising out of any investment or the performance or non-performance of duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of, or by reason of reckless disregard of, obligations and duties under the Management Agreement. The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated at any time without penalty by the SCB Fund, by the Board, by the Manager or by a vote of a majority of the outstanding voting securities of any Portfolio voting separately from any other Portfolio of the SCB Fund on not more than 60 days’ nor less than 30 days’ written notice. The Management Agreement also provides that it will continue to remain in effect for a term of one year only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Portfolio that it does not desire such continuance.

The Management Agreement will remain in place following the Reorganizations and the management fee rate applicable to the Combined Portfolio under the Management Agreement will be identical to the current management fee rate applicable to the Portfolios. In addition, the contractual expense caps and management fee waivers applicable to the Acquiring Portfolio will be retained with respect to the Combined Portfolio.

Comparison of Purchase and Redemption Procedures

The Portfolios are subject to the same purchase and redemption procedures. The purchase of a Portfolio’s shares is priced at the next-determined NAV after your order is received in proper form.

Shareholders of each Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

If you own the following Acquired Portfolio shares:	You will receive the following Acquiring Portfolio shares:
Class 1	Class 1
Class 2	Class 2

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Class 1 and Class 2 shares of each of the Acquired Portfolios and the Acquiring Portfolio are only available to the Manager’s private clients. The minimum initial investment in Class 1 shares of each Portfolio is $25,000. The minimum initial investment in Class 2 shares of each Portfolio is $1,500,000. Minimum initial investments are measured across all Overlay Portfolios in the aggregate. With respect to Class 1 shares of each Portfolio, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000.

You may exchange your Class 1 shares in a Portfolio for shares in any other portfolio of the SCB Fund (other than Class 2 shares of the Overlay Portfolios). You may exchange your Class 2 shares in a Portfolio for shares of the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. Exchanges are subject to the minimum investment requirements of the portfolio into which the exchange is being made. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Portfolio.

Each share class represents an investment in the same portfolio of securities. Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests.

Automatic Sale of Portfolio Shares

For Class 1 shares of each Portfolio: If you make a sale that reduces the value of your account to less than $1,000 in a Portfolio, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in that Portfolio and close your account. The Manager will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

For Class 2 shares of each Portfolio: If you make a sale that reduces the value of your account to less than $500,000, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in the Portfolio and close your account. The Manager will not close your account if you increase your account balance to $500,000 during the 60-day notice period.

After the closing of the Reorganizations, the foregoing policies will continue to apply to the Combined Portfolio. More information on distribution, purchase and redemption procedures of the Acquiring Portfolio is provided in Appendix B.

Distribution Plan

Bernstein LLC serves as the distributor for each of the Acquired Portfolios and the Acquiring Portfolio, and in this capacity agrees to act as agent to sell shares of the Portfolios. Bernstein LLC receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations. Bernstein LLC is a wholly-owned subsidiary of the Manager.

Shareholder Servicing Agreement

The SCB Fund, on behalf of each of the Portfolios, has entered into a Shareholder Servicing Agreement with the Manager. Under the Shareholder Servicing Agreement, the Portfolios are subject to shareholder servicing fees. The Manager provides each of the Acquired Portfolios and the Acquiring Portfolio with shareholder servicing services. For these services, the Manager charges each Portfolio an annual fee of 0.15% of such Portfolio’s average daily assets in Class 1 shares. These shareholder services include, but are not limited to: providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, NAV of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares. Under the Shareholder Servicing Agreement, the Manager may enter into agreements with other organizations whereby some or all of the Manager’s duties discussed herein may be delegated. The Manager has delegated some of such duties to AllianceBernstein Investor Services, Inc. and to the Distributor, each a wholly-owned subsidiary of the Manager.

Other Service Providers

Service Providers	Acquired Portfolios and the Acquiring Portfolio
Independent Registered Public Accounting Firm	[●] [●] [●]
Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
Custodian and Accounting Agent	State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210
Transfer Agent	SS&C GIDS, Inc. P.O. Box 219804 Kansas City, MO 64121-9804

How Each Portfolio Values Its Shares

Each Acquired Portfolio’s valuation policy is identical to the Acquiring Portfolio’s valuation policy. Each Portfolio’s NAV is calculated at the close of regular trading on any day the New York Stock Exchange (“NYSE” or the “Exchange”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio. Each Portfolio’s NAV will not be calculated on any day during which the Exchange is closed, including during any customary weekend or holiday closings.

Each Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Board. Pursuant to these procedures, the Manager, as each Portfolio’s “valuation designee” pursuant to Rule 2a-5 of the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight of the Board. When making a fair value determination, the Manager may take into account any factors it deems appropriate. The Manager may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, currencies, publicly available benchmarks, futures markets, comparable companies, similar securities, or fundamental information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services.

The Manager has established a valuation committee of senior officers and employees of the Manager (“Valuation Committee”) to fulfill its responsibilities as each Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Frequent Purchases and Redemptions of Portfolio Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of

Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause each Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or that have limited capacity (for example, certain small-cap stocks, foreign securities and derivative instruments) has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Portfolios, through their agent, Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a contingent deferred sales charge (“CDSC”) is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries may also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

INFORMATION ABOUT THE REORGANIZATIONS

The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Appendix A—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Plan, for each Reorganization, the SCB Fund will deliver to the Acquiring Portfolio all of the Acquired Portfolio’s assets and the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio on the closing date. The SCB Fund will issue to the Acquired Portfolio shares of the Acquiring Portfolio of a value equal to the dollar value of the net assets delivered to the Acquiring Portfolio by the Acquired Portfolio. The Acquired Portfolio will then distribute to its shareholders of record as of the close of business on the closing date the Acquiring Portfolio shares in the equivalent value and of the applicable class (as described in this Prospectus/Information Statement) as such shareholder holds in the Acquired Portfolio in redemption of all outstanding shares of the Acquired Portfolio. The Acquired Portfolio will subsequently liquidate and terminate, and the Acquiring Portfolio will be the surviving fund. The stock transfer books of each Acquired Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to an Acquired Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date. No assets other than Acquiring Portfolio shares will be distributed to the Acquired Portfolio shareholders.

Expenses Resulting from the Reorganizations

The expenses resulting from the Reorganizations are further detailed below. The total costs and expenses of the Reorganizations are estimated to be approximately $176,000. Each Portfolio will bear an equal portion of the costs and expenses of the Reorganizations, which are estimated to be approximately $58,667 for each Portfolio. The expenses resulting from the Reorganizations are expected to amount to approximately 0.03%, 0.04% and 0.01% of the Tax-Aware Overlay C Portfolio, the Tax-Aware Overlay N Portfolio, and the Tax-Aware Overlay B Portfolio’s net assets, respectively. In addition, each Acquired Portfolio will bear its respective transaction costs incurred as a result of repositioning its portfolio, as further described below.

Estimated Reorganization Expenses for Each Portfolio

Preparing and Filing the Prospectus/Information Statement	$1,000
Legal Expenses	$175,000
Audit Fees	$-

Total Estimated Reorganization Expenses	$176,000

Due to fee waivers and reimbursements, the Manager will effectively bear the expenses of the Reorganizations otherwise to be borne by the Acquired Portfolios.

The Manager may reposition the portfolio of each Acquired Portfolio prior to the closing of a Reorganization so that the Acquired Portfolios primarily include securities intended to be retained by the Acquiring Portfolio. Any capital gains realized by the Acquired Portfolio prior to the closing date of the Reorganizations will be distributed to shareholders of the Acquired Portfolio prior to the closing date of the Reorganizations. Accordingly, shareholders of the Acquired Portfolio who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Portfolios’ ability to use available carryovers, and are subject to change. As of the date of this Prospectus/Information Statement, it is anticipated that transaction costs of approximately $11,910 and $10,011 will be incurred by the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio and its shareholders, respectively, to reposition its portfolio in connection with the Reorganizations. In addition, the Acquired Portfolios will bear any market impact costs at the time of sale.

If approximately [●]% of the Tax-Aware Overlay C Portfolio’s investments had been sold as of December 1, 2023 to reposition the Portfolio prior to the Reorganization, the Tax-Aware Overlay C Portfolio would have realized capital gains of approximately $[●], or [●]% of the net assets of the Tax-Aware Overlay C Portfolio. However, it is expected that such amount would be fully offset by available capital losses (both for the current year and capital loss carryforwards). Accordingly, it is not anticipated that shareholders of the Tax-Aware Overlay C Portfolio will receive a distribution of capital gains in connection with the Reorganization.

If approximately [●]% of the Tax-Aware Overlay N Portfolio’s investments had been sold as of December 1, 2023 to reposition the Portfolio prior to the Reorganization, the Tax-Aware Overlay N Portfolio would have realized capital gains of approximately $[●], or [●]% of the net assets of the Tax-Aware Overlay N Portfolio. However, it is expected that such amount would be fully offset by available capital losses (both for the current year and capital loss carryforwards). Accordingly, it is not anticipated that shareholders of the Tax-Aware Overlay N will receive a distribution of capital gains in connection with the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The consummation of each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, U.S. Treasury regulations, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations

(possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of an Acquired Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences of each Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that each Portfolio receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Portfolio, dated as of the closing date, that each Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that each Acquired Portfolio and the Acquiring Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Acquired Portfolio or by the Acquiring Portfolio upon the transfer of substantially all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for voting shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Acquired Portfolio or upon distribution of the shares of the Acquiring Portfolio to shareholders of the Acquired Portfolio in exchange for such shareholders’ shares of the Acquired Portfolio in liquidation of the Acquired Portfolio;

•

The shareholders of the Acquired Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Acquired Portfolio solely for voting shares of the Acquiring Portfolio pursuant to the Reorganization;

•

The tax basis of the shares of the Acquiring Portfolio received by a shareholder of the Acquired Portfolio pursuant to the Reorganization will be equal, in the aggregate, to their tax basis in the Acquired Portfolio shares exchanged therefor;

•

The holding period of the shares of the Acquiring Portfolio received by the shareholders of the Acquired Portfolio will include the holding period of the Acquired Portfolio shares exchanged therefor, provided such Acquiring Portfolio shares were held as capital assets at the time of the Reorganization;

•

The Acquiring Portfolio tax basis in the assets of the Acquired Portfolio received pursuant to the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Portfolio immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Portfolio’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Portfolio;

•

The holding period of the assets acquired by the Acquiring Portfolio pursuant to the Reorganization will include the holding period of such assets when held by the Acquired Portfolio (except to the extent that the investment activities of the Acquiring Portfolio reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Portfolios’ taxable year or on which gain was recognized on the transfer to the Acquiring Portfolio); and

•	The Acquiring Portfolio will succeed to and take into account certain tax attributes of the Acquired Portfolio, such as earnings and profits.

For each Reorganization, the opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the closing date. For each Reorganization, in rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Portfolio and the Acquired Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any courts.

If each Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, such Reorganization would be treated as a taxable sale of assets by the Acquired Portfolio to the Acquiring Portfolio followed by a taxable liquidation of the Acquired Portfolio, and the shareholders of the Acquired Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Acquired Portfolio and the fair market value of the shares of the Acquiring Portfolio received in exchange therefor.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Acquired Portfolio and their shareholders.

Notwithstanding the foregoing, the opinion of Willkie Farr & Gallagher LLP may state that no opinion is expressed as to the effect of each Reorganization on the Acquired Portfolio or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

Shareholders of an Acquired Portfolio may sell their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisors regarding potential transactions.

Capitalization

The following tables set forth, as of September 30, 2023, the capitalization of shares of the Portfolios. The table also shows the unaudited pro forma capitalization of the Acquiring Portfolio shares as adjusted to give effect to the Reorganizations. The capitalization of the Acquiring Portfolio is likely to be different when the Plan is consummated. Pro forma numbers are estimated in good faith and are hypothetical.

The Tax-Aware Overlay C Portfolio into the Acquiring Portfolio

Class 1	Tax-Aware Overlay C Portfolio – Class 1	Acquiring Portfolio – Class 1	Pro Forma Adjustments	Pro Forma Acquiring Portfolio Class 1 After Reorganization (unaudited)
Net assets	$120,464,149	$479,517,236	(41,295)	$599,940,090
Total shares outstanding	12,102,009	47,634,388	(135,315)	59,604,082
Net asset value per share	$9.95	$10.07		$10.07

Class 2	Tax-Aware Overlay C Portfolio – Class 2	Acquiring Portfolio – Class 2	Pro Forma Adjustments	Pro Forma Acquiring Portfolio Class 2 After Reorganization (unaudited)
Net assets	$58,814,867	$193,571,055	17,371	$252,368,551
Total shares outstanding	5,898,019	19,181,658	(69,840)	25,009,837
Net asset value per share	$9.97	$10.09		$10.09

The Tax-Aware Overlay N Portfolio into the Acquiring Portfolio

Class 1	Tax-Aware Overlay N Portfolio – Class 1	Acquiring Portfolio – Class 1	Pro Forma Adjustments	Pro Forma Acquiring Portfolio Class 1 After Reorganization (unaudited)
Net assets	$123,957,297	$479,517,236	(43,138)	$603,431,395
Total shares outstanding	12,489,244	47,634,388	(175,547)	60,123,632
Net asset value per share	$9.93	$10.07		$10.04

Class 2	Tax-Aware Overlay N Portfolio – Class 2	Acquiring Portfolio – Class 2	Pro Forma Adjustments	Pro Forma Acquiring Portfolio Class 2 After Reorganization (unaudited)
Net assets	$23,702,238	$193,571,055	(15,529)	$217,257,764
Total shares outstanding	2,382,788	19,181,658	(34,047)	21,564,446
Net asset value per share	$9.95	$10.09		$10.07

The Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio into the Acquiring Portfolio

Class 1	Tax-Aware Overlay C Portfolio – Class 1	Tax-Aware Overlay N Portfolio – Class 1	Acquiring Portfolio – Class 1	Pro Forma Adjustments	Pro Forma Acquiring Portfolio Class 1 After Reorganization (unaudited)
Net assets	$120,464,149	$123,957,297	$479,517,236	(127,410)	$723,811,272
Total shares outstanding	12,102,009	12,489,244	47,634,388	(310,862)	71,914,779
Net asset value per share	$9.95	$9.93	$10.07		$10.06

Class 2	Tax-Aware Overlay C Portfolio – Class 2	Tax-Aware Overlay N Portfolio – Class 2	Acquiring Portfolio – Class 2	Pro Forma Adjustments	Pro Forma Acquiring Portfolio Class 2 After Reorganization (unaudited)
Net assets	$58,814,867	$23,702,238	$193,571,055	(48,590)	$276,039,570
Total shares outstanding	5,898,019	2,382,788	19,181,658	103,888	27,358,577
Net asset value per share	$9.97	$9.95	$10.09		$10.09

ADDITIONAL INFORMATION

The SCB Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Tax-Aware Overlay B Portfolio, a series of Sanford C. Bernstein Fund, Inc., is contained in its prospectus dated January 27, 2023, which is incorporated by reference into this Prospectus/Information Statement. Additional information about the Tax-Aware Overlay B Portfolio is included in its SAI, dated January 27, 2023, which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

A copy of the Tax-Aware Overlay B Portfolio’s Annual Report to Shareholders for the fiscal year ended September 30, 2023 may be obtained by calling Bernstein LLC at 1-800-227-4618, or by writing to the Tax-Aware Overlay B Portfolio at 1345 Avenue of the Americas New York, New York 10105.

The SCB Fund (on behalf of the Tax-Aware Overlay B Portfolio) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. Copies of these materials may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or for free on the EDGAR database on the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the SCB Fund.

Certain matters of Maryland law relating to the validity of shares of the Tax-Aware Overlay B Portfolio to be issued pursuant to the Plan will be passed upon by Venable LLP, Maryland counsel to the SCB Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Tax-Aware Overlay C Portfolio, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by [●], independent registered public accounting firm, whose report thereon is included in the Annual Report of the Tax-Aware Overlay C Portfolio for the fiscal year ended September 30, 2023 (File No. 811-05555).

The audited financial statements of the Tax-Aware Overlay N Portfolio, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by [●], independent registered public accounting firm, whose report thereon is included in the Annual Report of the Aware Overlay N Portfolio for the fiscal year ended September 30, 2023 (File No. 811-05555).

The audited financial statements of the Tax-Aware Overlay B Portfolio, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by [●], independent registered public accounting firm, whose report thereon is included in the Annual Report of the Tax-Aware Overlay B Portfolio for the fiscal year ended September 30, 2023 (File No. 811-05555).

APPENDICES TO PROSPECTUS/INFORMATION STATEMENT

APPENDIX

A	Form of Agreement and Plan of Reorganization (attached as Appendix A)

B	Certain Information Applicable to Shares of the Acquiring Portfolio (attached as Appendix B)

C	Share Ownership Information (attached as Appendix C)

APPENDIX A

[FORM OF] AGREEMENT AND PLAN OF REORGANIZATION

As of

[●], 2024

This Agreement and Plan of Reorganization (the “Plan”) is made as of this [●] day of [●], 2024, by and among Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation, to provide for the reorganizations of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”), into the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio,” and together with the Acquired Portfolios, the “Portfolios”). The Portfolios are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”)

This Plan covers two, separate Reorganizations (as defined herein), which are independent of each other. Accordingly, when the terms “Acquiring Portfolio” and “Acquired Portfolio” are used in the same sentence, they mean the Tax-Aware Overlay B Portfolio and the Tax-Aware Overlay C Portfolio or the Tax-Aware Overlay B Portfolio and the Tax-Aware Overlay N Portfolio, and the “Reorganization” (as defined herein) means either of the Reorganizations covered by this Plan. In addition, the term “Acquired Portfolio” denotes the investment company or the series thereof that is party to the Plan, as applicable.

The Reorganization will consist of: (i) the transfer of all of the assets of the Acquired Portfolio attributable to its Class 1 shares held by its stockholders in exchange for Class 1 shares of equal net asset value of the Acquiring Portfolio (“Class 1 Acquisition Shares”); (ii) the transfer of all of the assets of the Acquired Portfolio attributable to its Class 2 shares held by its Stockholders in exchange for Class 2 shares of equal net asset value of the Acquiring Portfolio (“Class 2 Acquisition Shares” and together with Class 1 Acquisition Shares, the “Acquisition Shares”); (iii) the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio; (iv) the distribution of the Acquisition Shares to the corresponding stockholders of the Acquired Portfolio (the “Stockholders”) in redemption of the shares of the Acquired Portfolio held by the Stockholders and (iv) the liquidation and termination of the Acquired Portfolio thereafter, all as provided for herein (each, a “Reorganization” and together, the “Reorganizations”).

In this Plan, any references to a Portfolio taking action shall mean and include all necessary actions of the SCB Fund on behalf of a Portfolio, unless the context of this Plan or the 1940 Act requires otherwise.

The SCB Fund intends that the Reorganizations qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to each Reorganization, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

The Board of Directors of each of the Acquired Portfolio and the Acquiring Portfolio (the “Board”) have determined that the Reorganization is in the best interests of the Acquired Portfolio and the Acquiring Portfolio, respectively, and that the interests of the existing Stockholders of the Acquired Portfolio and the Acquiring Portfolio, respectively, would not be diluted as a result of the Reorganization.

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act	Securities Exchange Act of 1934, as amended.

1933 Act	Securities Act of 1933, as amended.

Assets

All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Portfolio’s books.

Closing Date	Shall be on such date as the parties may agree.

Charter	The Charter of the SCB Fund.

Effective Time	[ ] p.m. Eastern time on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Portfolio for its most recently completed fiscal year.

Portfolio	The Acquiring Portfolio and/or the Acquired Portfolio, as the case may be.

Liabilities	All liabilities, expenses, costs, charges and obligations of any kind whatsoever of the Acquired Portfolio, whether accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the SCB Fund (with respect to the Acquiring Portfolio) on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Reorganization.

Valuation Time

The close of regular session trading on the New York Stock Exchange (“NYSE”) on the day before the Closing Date or such other time as may be mutually agreed upon, when for purposes of the Plan, the Acquiring Portfolio determines the net asset value per Acquisition Share and the Acquired Portfolio determines the net value of the Assets.

NAV

Except as otherwise provided, the net asset value per share of each of the Acquiring Portfolio and the Acquired Portfolio shall be calculated by valuing and totaling its assets and then subtracting its liabilities and then dividing the balance by the number of its shares that are outstanding.

2.	Regulatory Filings

The SCB Fund, on behalf of the Acquiring Portfolio, shall promptly prepare and file the N-14 Registration Statement with the SEC, and the SCB Fund on behalf of the Acquired Portfolio shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Portfolio’s Assets

The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Reorganization, as applicable:

(a)

On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

(b)

Prior to the Effective Time, the Acquired Portfolio will take such actions as are set forth in Section 3(d) below, and except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (ii) the Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending September 30, 2023 and for the short taxable year beginning on [●], 2023 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(c)

At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The SCB Fund shall redeem the outstanding shares of the Acquired Portfolio by issuance and distribution of shares of Acquiring Portfolio as described more fully below.

(d)

Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Reorganization, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.

(e)	The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:

(1)

The value of the Assets of the Acquired Portfolio attributable to shares of Class 1 held by Stockholders and shares of Class 2 held by Stockholders, determined as of the Valuation Time, shall be divided by the NAV of one Class 1 Acquisition Share and one Class 2 Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall assume the Liabilities and simultaneously issue and deliver to the Acquired Portfolio Class 1 Acquisition Shares and Class 2 Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the SCB Fund shall designate;

(2)

The NAV of each Acquisition Share of each class to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio’s then-applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the Acquired Portfolio’s then applicable valuation procedures; and

(3)

The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank & Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system, The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f)	Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4.	Liquidation and Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records

The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall liquidate and terminate by transferring pro rata to its Class 1 Stockholders of record Class 1 Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan and to its Class 2 Stockholders of record Class 2 Acquisition Shares received by the Acquired Portfolio pursuant to

Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the amount of Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of shares of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall not issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate its existence as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Conditions to Consummation of the Reorganization

The consummation shall be subject to the following conditions precedent:

(a)

There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of each Portfolio’s most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(b)	The SCB Fund shall have received an opinion of Willkie Farr & Gallagher LLP, substantially to the effect that for federal income tax purposes:

(1)

the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that each of the Acquiring Portfolio and the Acquired Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	a Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Acquired Portfolio solely for Acquisition Shares;

(3)

neither the Acquired Portfolio, not the Acquiring Portfolio will recognize gain or loss upon the transfer of the Assets in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;

(4)

the holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;

(5)

the aggregate tax basis of Acquisition Shares received in connection with the Reorganization by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;

(6)

the holding period of Acquisition Shares received in connection with the Reorganization by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio shares surrendered in exchange therefor, provided such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

(7)

the Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio, but the use of the Acquiring Portfolio’s existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Reorganization.

Each Portfolio shall agree to make and provide to Willkie Farr & Gallagher LLP additional factual representations with respect to the Portfolios that are reasonably necessary to enable Willkie Farr & Gallagher LLP to deliver the tax opinion. The opinion will be based on such factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding this subparagraph (b), Willkie Farr & Gallagher LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

(c)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(d)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization.

(e)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

6.	Conditions to the Obligations of the Acquired Portfolio

The obligations of the Acquired Portfolio with respect to the Reorganization shall be subject to the following conditions precedent:

(f)

The Acquired Portfolio shall have received an opinion of counsel to the SCB Fund and the Acquiring Portfolio, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, substantially to the effect that:

(1)

The Acquiring Portfolio is a series of SCB Fund, and SCB Fund is duly incorporated and existing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland (“SDAT”), and is an open-end management investment company registered under the 1940 Act;

(2)

This Plan has been duly authorized, executed and delivered by the SCB Fund, on behalf of the Acquiring Portfolio, and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the SCB Fund, on behalf of the Acquired Portfolio, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

(3)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and nonassessable by the Acquiring Portfolio;

(4)

The execution and delivery of this Plan by the SCB Fund, on behalf of the Acquiring Portfolio, did not, and the consummation of the Reorganization will not, violate the Charter or the Bylaws of the SCB ; and

(5)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the SCB Fund to enter into this Plan on behalf of the Acquiring Portfolio or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the SCB Fund or the Acquiring Portfolio, as applicable.

In rendering such opinion, counsel may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the SCB Fund as to factual matters.

(g)

The Acquired Portfolio shall have received a letter from AllianceBernstein L.P., the investment adviser to the Acquiring Portfolio and the Acquired Portfolio (the “Adviser”), with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

7.	Conditions to the Obligations of the SCB Fund or the Acquiring Portfolio

The obligations of SCB Fund or the Acquiring Portfolio, as applicable, with respect to the Reorganization shall be subject to the following conditions precedent:

(h)

The SCB Fund, on behalf of the Acquiring Portfolio, shall have received an opinion of counsel to the Acquired Portfolio, in form and substance reasonably satisfactory to the SCB Fund and dated as of the Closing Date, substantially to the effect that:

(1)

The Acquired Portfolio is a series of SCB Fund, and SCB Fund is duly incorporated and existing under and by virtue of the laws of the State of Maryland, is in good standing with the SDAT and is an open-end management investment company registered under the 1940 Act;

(2)

This Plan has been duly authorized, executed and delivered by the SCB Fund, on behalf of the Acquired Portfolio and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the SCB Fund, on behalf of the Acquiring Portfolio, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material; and

(3)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for SCB Fund to enter into the Plan on behalf of the Acquired Portfolio or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, if any, or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Portfolio.

In rendering such opinion, counsel may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Portfolio as to factual matters.

(i)

The SCB Fund, on behalf of the Acquiring Portfolio, shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the SCB Fund.

8.	Closing

(j)

The Closing shall be held at the offices of the SCB Fund, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place (including a virtual meeting) as the officers of the SCB Fund may agree.

(k)

In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

(l)

The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Reorganization have been credited to accounts established on the records of the Acquiring Portfolio in the name of the Acquired Portfolio’s Stockholders. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquisition Shares have been credited to open accounts in the names of the Acquired Portfolio Stockholders.

(m)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

9.	Termination of Plan

A majority of the Directors of the SCB Fund may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Reorganization is not in the best interests of either Portfolio or its Stockholders.

10.	Termination of the Acquired Portfolio

If the Reorganization is consummated, the Acquired Portfolio shall liquidate and terminate as a series of the SCB Fund.

11.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

12.	Amendments

The Board may amend this Plan at any time in any manner.

13.	Waivers

The SCB Fund, on behalf of the Acquired Portfolio and the Acquiring Portfolio, may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to either Portfolio contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for the benefit of either Portfolio contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

14.	Indemnification of Directors

The Acquiring Portfolio agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Portfolio’s current and former Directors and officers, acting in their capacities as such, under the SCB Fund’s Charter, Bylaws and pursuant to existing indemnification agreements in effect between the SCB Fund and each Director, as in effect as of the date of this Plan shall survive the Reorganization as obligations of SCB Fund or the Acquiring Portfolio, as applicable, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Portfolio, its successors or assigns.

15.	Limitation on Liabilities

The obligations of the SCB Fund and the Portfolios shall not bind any of the directors, Stockholders, nominees, officers, employees or agents of the SCB Fund or the Portfolios personally, but shall bind only the SCB Fund or the Portfolios, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the SCB Fund. No other series of the SCB Fund shall be liable for the obligations of the Acquired Portfolio or the Acquiring Portfolio.

16.	Expenses

The expenses relating to the Reorganization shall be paid proportionately by each Acquired Portfolio and the Acquiring Portfolio, allocated based on their respective net assets as of the Valuation Time. Notwithstanding the foregoing, expenses relating to the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Portfolio’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. The Reorganization expenses shall be borne by both Acquired Portfolios and the Acquiring Portfolio and apportioned on the basis of each Portfolio’s relative expense ratio reductions/on the basis of the relative benefit they will receive to their respective total expense ratios.

17.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties to the Reorganization. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

The terms of this agreement shall apply separately with respect to each Acquired Portfolio.

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

Sanford C. Bernstein Fund, Inc., on behalf of its series, Tax-Aware Overlay C Portfolio Attest:

/s/	By:	/s/
Name:		Name:
Title:		Title:

Sanford C. Bernstein Fund, Inc., on behalf of its series, Tax-Aware Overlay N Portfolio Attest:

/s/	By:	/s/
Name:		Name:
Title:		Title:

Sanford C. Bernstein Fund, Inc., on behalf of its series, Tax-Aware Overlay B Portfolio Attest:

/s/	By:	/s/
Name:		Name:
Title:		Title:

APPENDIX B

CERTAIN INFORMATION APPLICABLE TO SHARES OF THE ACQUIRING PORTFOLIO

Shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio according to the following chart:

Acquired Portfolios—Share Class Exchanged	Acquiring Portfolio—Share Class Received
Class 1	Class 1
Class 2	Class 2

This Appendix B discusses how to buy, sell or redeem, or exchange different classes of shares of the Acquiring Portfolio. Class 1 and Class 2 shares of the Acquiring Portfolio are offered and are available to certain private clients of the Manager. Capitalized terms not otherwise defined in this Appendix B have the meanings assigned to them in the Prospectus/Information Statement. For purposes of this Appendix B, each series of the SCB Fund and the Bernstein Fund, Inc. (the “Bernstein Fund”) are referred to together as the “Affiliated Portfolios,” and each, an “Affiliated Portfolio.”

HOW TO BUY SHARES

Minimum Investments

The minimum initial investment in Class 1 shares of the Acquiring Portfolio is $25,000, and the minimum initial investment in Class 2 shares of the Acquiring Portfolio is $1,500,000. Minimum initial investments are measured across all Overlay Portfolios in the aggregate. There is no minimum amount for subsequent investments in the Acquiring Portfolio, although the SCB Fund reserves the right to impose a minimum investment amount. With respect to Class 1 of the Acquiring Portfolio, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in the Acquiring Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Acquiring Portfolio, is $5,000. There is no minimum amount for reinvestment of dividends and distributions declared by the Acquiring Portfolio in the shares of the Acquiring Portfolio. Bernstein may, in its discretion, waive the initial minimum investment requirements of the Acquiring Portfolio in certain circumstances.

Unless a shareholder informs us otherwise, in January and June of each year, the cash balances in any account carried by Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) which is invested solely in the Acquiring Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of Bernstein’s investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the Affiliated Portfolios of the Bernstein Fund or the SCB Fund or vary the percentage based on Bernstein’s opinion of the relative allocation to the Affiliated Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Affiliated Portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements with respect to the Affiliated Portfolios:

•

initial purchases of shares of the Affiliated Portfolios will be subject to any applicable initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Procedures

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Acquiring Portfolio, including, but not limited to, non-discretionary accounts held by Directors of the SCB Fund, employees of the Manager and existing investors in the Affiliated Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Purchase payments may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. If you are purchasing shares of the Acquiring Portfolio, all checks should be made payable to the Acquiring Portfolio. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing. The Acquiring Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of Bernstein and is only available to Bernstein’s private clients.

The share price you pay will depend on when your order is received in proper form. Orders received by the Acquiring Portfolio Closing Time, which is the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Acquiring Portfolio Closing Time may be changed by the Board of the SCB Fund in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by the Acquiring Portfolio are automatically reinvested in additional shares of the Acquiring Portfolio at the NAV on the reinvestment date.

The Acquiring Portfolio may, at its sole option, accept securities as payment for shares if the Manager believes that the securities are appropriate investments for the Acquiring Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described herein. The Acquiring Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Acquiring Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Acquiring Portfolio.

The Acquiring Portfolio may refuse any order to purchase shares. The Acquiring Portfolio reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons.

REQUIRED INFORMATION

The Acquiring Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Acquiring Portfolio may also ask to see other identifying documents. If you do not provide the information, the Acquiring Portfolio will not be able to open your account. If the Acquiring Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Acquiring Portfolio believes it has identified potentially criminal activity, the Acquiring Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account and providing notification to governmental authorities. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority (“FINRA”) member firm.

The Acquiring Portfolio is required to apply backup withholding to taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Acquiring Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number (social security number for most investors) on your Mutual Fund Application.

HOW TO EXCHANGE SHARES

You may exchange your Class 1 shares of the Acquiring Portfolio for shares in any Affiliated Portfolio of the SCB Fund (other than Class 2 shares of the Acquiring Portfolio). You may exchange your Class 2 shares of the Acquiring Portfolio for shares of the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Affiliated Portfolio. Exchanges are subject to the minimum investment requirements of the Affiliated Portfolio into which the exchange is being made. The Acquiring Portfolio and any Affiliated Portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

The exchange privilege is available only in states where the exchange may legally be made. While the Acquiring Portfolio plans to maintain this exchange policy, changes to this policy may be made upon 90 days’ prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized.

HOW TO SELL OR REDEEM SHARES

You may sell your shares of the Acquiring Portfolio by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Acquiring Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Acquiring Portfolio.

In some circumstances, your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Acquiring Portfolio’s requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Acquiring Portfolio in certain instances.

The Acquiring Portfolio may waive the requirement that a redemption request must be in writing. The Acquiring Portfolio may request further documentation from corporations, executors, administrators, trustees or guardians.

The Manager expects that it will typically take one to two business days following receipt of your redemption order in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your order is received in proper form by the Acquiring Portfolio by the Acquiring Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Acquiring Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). The check will be sent to you at your address on record with the Acquiring Portfolio unless prior other instructions are on file. If you are a client of Bernstein’s investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Acquiring Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The Acquiring Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Acquiring Portfolio to satisfy redemption requests. The Acquiring Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Acquiring Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

The price you will receive when you sell your shares will depend on when the Acquiring Portfolio or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the Acquiring Portfolio Closing Time will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on the sale of Acquiring Portfolio shares is subject to federal income taxes.

Restrictions on sales: There may be times during which you may not be able to sell your shares or the Manager may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for the Acquiring Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

Sale In-Kind. The Acquiring Portfolio normally pays proceeds of a sale of its shares in cash. However, the Acquiring Portfolio has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

Automatic sale of your shares—For Class 1 shares of the Acquiring Portfolio. Under certain circumstances, the Acquiring Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000 in the Acquiring Portfolio, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in that Acquiring Portfolio and close your account. The Manager will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares – For Class 2 shares of the Acquiring Portfolio. Under certain circumstances, the Acquiring Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $500,000, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in the Acquiring Portfolio and close your account. The Manager will not close your account if you increase your account balance to $500,000 during the 60-day notice period.

Systematic withdrawal plan. A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Acquiring Portfolio’s discretion. For further information, call your Bernstein advisor at (212) 486-5800.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Acquiring Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Acquiring Portfolio intends to declare and pay dividends at least annually, generally in December. The Acquiring Portfolio distributes capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of the Acquiring Portfolio will be either reinvested in shares of the Acquiring Portfolio or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the NAV of the Acquiring Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on its investment objectives and strategies, the Manager expects that the Acquiring Portfolio may distribute ordinary income dividends and/or capital gains distributions.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the municipal securities and certain conditions are met) and capital gains distributions from the Acquiring Portfolio whether they are received in cash or additional shares. Regardless of how long you have owned your shares in the Acquiring Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a maximum federal income tax rate of 37%, and long-term capital gains are taxed at a maximum federal income tax rate of 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Interest on certain “private activity bonds” issued after August 7, 1986 are items of tax preference for purposes of the individual alternative minimum tax. If the Acquiring Portfolio invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Acquiring Portfolio’s distributions derived from interest income on those bonds.

A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Distributions of dividends to the Acquiring Portfolio’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and reported by a Portfolio as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Acquiring Portfolio. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” In addition, if, for any taxable year, the Acquiring Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of the Acquiring Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Acquiring Portfolio that invest in foreign securities may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by the Acquiring Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Acquiring Portfolio will generally be exempt from U.S. federal income tax to the extent discussed below. For tax years beginning after December 31, 2017 and before January 1, 2026, the Acquiring Portfolio may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Acquiring Portfolio’s income is derived from ordinary REIT dividends, reduced by allocable Portfolio expenses, provided that holding period and other requirements are met by both the shareholder and the Acquiring Portfolio.

If you redeem shares of the Acquiring Portfolio or exchange them for shares of an Affiliated Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

As a result of entering into swap contracts, the Acquiring Portfolio may make or receive periodic net payments. The Acquiring Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Acquiring Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Under certain circumstances, the Acquiring Portfolio may elect for U.S. federal income tax purposes to treat foreign income taxes paid by the Acquiring Portfolio as paid by their shareholders. The Acquiring Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, in order to claim the tax credit you will be required to include your pro rata share of such foreign taxes in computing your taxable income—treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. The Acquiring Portfolio may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by the Acquiring Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that the Acquiring Portfolio may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

A 30% withholding tax is currently imposed on dividends, interest and other income items paid to: (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The Acquiring Portfolio provides income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts, options on futures contracts, market discount and swap income, as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Acquiring Portfolio will expect to comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit the Acquiring Portfolio’s ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Acquiring Portfolio may be exempt from state income taxes in certain states to the extent the Acquiring Portfolio income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Acquiring Portfolio in its individual states or localities.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to alternative minimum tax, that the Acquiring Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

This Appendix B summarizes only some of the tax implications you should consider when investing in the Acquiring Portfolio. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes. Statements as to the tax status of dividends and distributions of the Acquiring Portfolio are mailed annually.

The Acquiring Portfolio may experience relatively large redemptions due to transactions in the Acquiring Portfolio shares by significant investors. If large shareholder redemptions occur, the Acquiring Portfolio could be required to sell portfolio securities resulting in the Acquiring Portfolio’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Manager, provide tax management services to their clients that invest in the Acquiring Portfolio. As part of these services, those investment advisers conduct year-end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in the Acquiring Portfolio. These transactions could result in the Acquiring Portfolio experiencing temporary asset inflows or outflows at year end. The Manager’s affiliate coordinates with the Manager to try to ensure that the implementation of its tax management strategies will not compromise the interests of the Acquiring Portfolio or its shareholders, and the Manager considers that it has a fiduciary duty to both the Acquiring Portfolio and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require the Acquiring Portfolio to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the the Acquiring Portfolio’s realization of capital gains. If a significant amount of the Acquiring Portfolio’s assets is allocated to cash or cash equivalents, it may be more difficult for the Acquiring Portfolio to achieve its investment objective. Implementation of tax management strategies may also require the Acquiring Portfolio to incur transaction costs, which will reduce its return.

SHAREHOLDER SERVICING FEES

The Manager provides certain classes of the SCB Fund with shareholder servicing services. For these services, the Manager charges the Acquiring Portfolio an annual fee of 0.15% of each such Portfolio’s average daily net assets in Class 1 shares. These shareholder services include: providing information to shareholders concerning the Acquiring Portfolio’s investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, NAV of shares, Acquiring Portfolio performance, Acquiring Portfolio services, plans and options, Acquiring Portfolio investment policies, portfolio holdings and tax consequences of Acquiring Portfolio investments; dealing with shareholder complaints and other correspondence relating to Acquiring Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Acquiring Portfolio shares.

DISTRIBUTION SERVICES

Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Acquiring Portfolio with distribution services pursuant to a Distribution Agreement between the SCB Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of the Manager.

RETIREMENT PLAN SERVICES

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Acquiring Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Acquiring Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Acquiring Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Acquiring Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” found in the Acquiring Portfolio expense tables under “Annual Portfolio Operating Expenses.” The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in the Acquiring Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS

All investors in the Acquiring Portfolio are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

For more information, you may also contact your Bernstein advisor.

APPENDIX C

SHARE OWNERSHIP INFORMATION

Portfolio	Class	Number of Outstanding Shares of Common Stock
Tax-Aware Overlay C Portfolio	1	[	●]
	2	[	●]

Tax-Aware Overlay N Portfolio	1	[	●]
	2	[	●]

Tax-Aware Overlay B Portfolio	1	[	●]
	2	[	●]

Ownership of Shares

[As of [●], 2023, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio.] To the knowledge of each Portfolio, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of any class of each Portfolio.

Portfolio and Class	Name and Address of Shareholder		Number of Outstanding Shares of Class Owned		Percentage of Outstanding Shares of Class Owned
Tax-Aware Overlay C Portfolio
Class 1	[	●]	[	●]	[	●]%
Class 2	[	●]	[	●]	[	●]%
Tax-Aware Overlay N Portfolio
Class 1	[	●]	[	●]	[	●]%
Class 2	[	●]	[	●]	[	●]%
Tax-Aware Overlay B Portfolio
Class 1	[	●]	[	●]	[	●]%
Class 2	[	●]	[	●]	[	●]%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. As of [●], 2023, approximately [●]% of the [●] Portfolio[s] [is/are] held by affiliated funds.

C-1

SUBJECT TO COMPLETION, DATED DECEMBER 6, 2023

STATEMENT OF ADDITIONAL INFORMATION

FOR

TAX-AWARE OVERLAY B PORTFOLIO

Dated [●], 2024

Acquisition of the Assets and Assumption of the Liabilities of

Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

By and in Exchange for Shares of Tax-Aware Overlay B Portfolio

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganizations”) of each of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (together, the “Acquired Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), a Maryland corporation, into the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio,” and together with the Acquired Portfolios, the “Portfolios”), also a series of the SCB Fund.

This SAI contains information which may be of interest to shareholders of each Acquired Portfolio relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Information Statement dated [•], 2024 (the “Prospectus/Information Statement”). As described in the Prospectus/Information Statement, the Agreement and Plan of Reorganization involves the transfer of the assets and all of the liabilities of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio. Each Acquired Portfolio will distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available by calling Bernstein LLC at (800) 227-4618 or by writing the Tax-Aware Overlay B Portfolio at 1345 Avenue of the Americas, New York, New York 10105.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Prospectus/Information Statement.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT EACH ACQUIRED PORTFOLIO AND THE TAX-AWARE OVERLAY B PORTFOLIO	S-3

FINANCIAL STATEMENTS	S-3

SUPPLEMENTAL FINANCIAL INFORMATION	S-3

ADDITIONAL INFORMATION ABOUT EACH ACQUIRED PORTFOLIO AND THE TAX-AWARE OVERLAY B PORTFOLIO

Further information about the Acquiring Portfolio is contained in the Acquiring Portfolio’s Statement of Additional Information. The  Acquiring Portfolio’s Statement of Additional Information, dated January 27, 2023, as supplemented through the date of this SAI, is incorporated herein by reference (Securities Act File No. 33-21844).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the SCB Fund for the fiscal year ended September 30, 2023 (SEC File No. 811-05555), which has been filed with the Securities and Exchange Commission. The Annual Report contains historical financial information regarding each Acquired Portfolio and the Acquiring Portfolio. The financial statements therein, and the report of the independent registered public accountant therein, are incorporated herein by reference with respect to each of the Tax-Aware Overlay C Portfolio, the Tax-Aware Overlay N Portfolio, and the Acquiring Portfolio.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of each Acquired Portfolio and the Acquiring Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the Reorganizations, are included in the “Fees and Expenses” section of the Prospectus/Information Statement.

The Reorganizations are expected to result in a material change to each Acquired Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. Accordingly, schedules of investments of the Acquired Portfolios as of the most recent fiscal year ended September 30, 2023, are set forth below. For illustrative purposes only, footnote disclosure has been added to the schedules of investments to indicate hypothetical changes to each Acquired Portfolio’s investment portfolio as if each Reorganization had occurred on September 30, 2023.

A portion of the portfolio holdings of each Acquired Portfolio will likely be sold in connection with the applicable Reorganization. If AllianceBernstein L.P. (the “Manager”) does cause an Acquired Portfolio to dispose of such securities, transaction costs in restructuring the portfolio holdings of the Acquired Portfolio prior to the closing of the Reorganizations will be borne by the Acquired Portfolio and its shareholders prior to the closing of the applicable Reorganization; however, transaction costs in restructuring the portfolio holdings of the Acquiring Portfolio immediately following the closing of the applicable Reorganization will be borne by the Acquiring Portfolio and its shareholders. The Manager, however, has advised that these costs are not expected to have a material impact on the net asset value of the Acquiring Portfolio. The Manager also has advised that none of the Acquired Portfolios or the Acquiring Portfolio will dispose of holdings in the applicable Portfolio to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes (but any gains on the sale of holdings could trigger taxable distributions).

The Acquiring Portfolio shall be the accounting and performance survivor in the Reorganizations. Additionally, there are no differences in the valuation, tax, or accounting policies of the Acquired Portfolios as compared to those of the Acquiring Portfolio.

TAX-AWARE OVERLAY C PORTFOLIO SCHEDULE OF PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

[To be filed by amendment]

TAX-AWARE OVERLAY N PORTFOLIO SCHEDULE OF PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2023 (UNAUDITED)

[To be filed by amendment]

PART C

OTHER INFORMATION

Item 15. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”) and pursuant to Article XI of the Fund’s Bylaws (Exhibit (b)(1) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article XI provides that the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, will pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Fund and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Fund’s charter and Bylaws will vest immediately upon election of a director or officer. The Fund may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Fund in any of the capacities described in (a) or (b) above and to any employee or agent of the Fund or a predecessor of the Fund. Any indemnification or advance of expenses made pursuant to Article XI is subject to applicable requirements of the 1940 Act, including any written interpretation thereof by the Securities and Exchange Commission or its staff. The indemnification and payment or reimbursement of expenses provided in the Fund’s Bylaws will not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreement, Section 3 of the respective Amended and Restated Shareholder Servicing Agreement between the Fund, on behalf of its various Portfolios, and AB, Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, and Section 10 of the Distribution Services Agreement between the Fund, on behalf of Class A and C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio and ABIRM, AB, Bernstein LLC and ABIRM may be indemnified against certain liabilities which it may incur.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Section 2 of the respective Investment Management Agreement limits the liability of AB to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by AB of its obligations and duties under the Management Agreement. Section 2 of the Amended and Restated Shareholder Servicing Agreement limits the liability of AB and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

The Fund hereby undertakes that it will apply the indemnification provisions of its Bylaws, and the Investment Management Agreement, Amended and Restated Shareholder Servicing Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 16. Exhibits.

(1)	Articles of Incorporation

(a)	Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(b)	Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(c)	Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(d)	Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(d)	Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(e)	Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(f)	Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(g)	Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(h)	Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(i)	Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(j)	Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(k)	Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(l)	Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(m)	Articles Supplementary of the Fund dated October 25, 2001 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(n)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(o)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(p)	Articles Supplementary of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(q)	Articles of Amendment of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(r)	Articles Supplementary of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30 filed on September 2, 2003).

(s)	Articles of Amendment of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30 filed on September 2, 2003).

(t)	Articles Supplementary of the Fund dated December 1, 2003 (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).

(u)	Certificate of Correction of the Fund dated December 14, 2001 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(v)	Articles Supplementary of the Fund dated April 18, 2007 (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(w)	Articles Supplementary of the Fund dated April 24, 2008 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(x)	Articles Supplementary of the Fund dated November 24, 2009 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(y)	Articles of Amendment of the Fund dated January 27, 2015 (submitted electronically by Post-Effective Amendment No. 63 filed on January 29, 2015).

(z)	Articles Supplementary of the Fund dated April 15, 2015 (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).

(aa)	Articles Supplementary of the Fund dated September 22, 2015 (supplied by Post-Effective Amendment No. 69 filed on October 20, 2015).

(ab)	Articles Supplementary of the Fund dated April 21, 2016 (submitted electronically by Post-Effective Amendment No. 73 filed on January 27, 2017).

(ac)	Articles Supplementary of the Fund dated April 19, 2017 (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(ad)	Articles Supplementary of the Fund dated April 26, 2018 (submitted electronically by Post-Effective Amendment No. 78 filed on June 29, 2018).

(ae)	Articles of Amendment of the Fund dated April 30, 2019 (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019).

(af)	Articles Supplementary of the Fund dated April 30, 2019 (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019).

(2)	Bylaws

(a)	Amended and Restated Bylaws of the Fund dated January 26, 2017 (submitted electronically by Post-Effective Amendment No. 78 filed on June 29, 2018).

(3)	Voting Trust Agreements

(a)	Not Applicable.

(4)	Plan of Reorganization

(1)	Form of Agreement and Plan of Reorganization is included in Appendix A to the Prospectus/Information Statement.

(5)	Instruments Defining Rights of Security Holders

(a)	Instruments Defining Rights of Security Holders—supplied by Exhibit (a)(1) (see Article V—Common Stock; Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII—Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII -Voting; Article IX—Amendments; and supplied by Exhibit (b)(1) (see Article I—Stockholders and Article IV—Capital Stock).

(6)	Investment Advisory Contracts

(a)	Investment Management Agreement dated October 2, 2000 between the Fund and AllianceBernstein L.P. (“AB”) (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(b)	Form of Amendment No. 2 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 38 filed on February 1, 2005).

(c)	Form of Amendment No. 3 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 42 filed on January 31, 2006).

(d)	Form of Amendment No. 4 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(e)	Form of Amendment No. 5 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(f)	Amendment No. 6 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(g)	Form of Amendment No. 7 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 51 filed on January 31, 2011).

(h)	Form of Amendment No. 8 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 73 filed on January 27, 2017).

(i)	Form of Amendment No. 9 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(j)	Investment Management Agreement between the Fund and AB dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 86 filed on January 28, 2020).

(k)	Amendment No. 1 to Investment Management Agreement between the Fund and AB dated November 13, 2020 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(l)	Shareholder Servicing Agreement between the Fund and AB dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(7)	Underwriting or Distribution Contracts

(a)	Distribution Agreement between the Fund and Bernstein LLC dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(b)	Distribution Services Agreement between the Fund and ABI dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(c)	Form of Selected Dealer Agreement between ABI and selected dealers offering shares of the Fund (incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(d)	Selected Dealer Agreement between ABI and Merrill Lynch, Pierce, Fenner & Smith Inc. making available shares of the Fund effective April 30, 2009 (incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)	Load Fund Operating Agreement between ABI and Charles Schwab & Co., Inc. making available shares of the Fund, dated as of June 1, 2007 (incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(f)	Cooperation Agreement between ABI and UBS AG, dated November 1, 2005 (incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(8)	Bonus or Profit Sharing Contracts

(a)	Not Applicable.

(9)	Custodian Agreement

(a)	Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(b)	Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(c)	Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(d)	Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(e)	Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(f)	Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)	Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(h)	Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(i)	Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(j)	Custodian Fee Schedule dated June 12, 1998—Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(k)	Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(l)	Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(m)	Custodian Fee Schedule dated October 27, 1999—Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(n)	Eleventh Amendment to the Custodian Contract dated December 28, 2006 (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(o)	Twelfth Amendment to the Custodian Contract (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(10)	Rule 12b-1 and Rule 18f-3 Plans

(a)	Not Applicable.

(11)	Legal Opinion

(a)	Opinion of Venable LLP as to the legality of the securities being registered to be filed by Pre-Effective Amendment.

(12)	Legal Opinion

(a)	Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus, to be filed by Pre-Effective Amendment.

(13)	Other Material Contracts

(a)	Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company (“State Street”) (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(b)	Amendment to the Transfer Agency Agreement dated April 30, 1990 between the Fund and State Street (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(c)	Second Amendment to the Transfer Agency Agreement dated March 18, 1992 between the Fund and State Street (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(d)	Third Amendment to the Transfer Agency Agreement dated April 19, 1994 between the Fund and State Street (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16 filed on filed on January 29, 1998).

(e)	Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 between the Fund and State Street (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(f)	Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(g)	Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(h)	Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(i)	Eighth Amendment to Transfer Agency Agreement dated February 1, 2002 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(j)	Ninth Amendment to Transfer Agency Agreement dated February 26, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(k)	Tenth Amendment to Transfer Agency Agreement dated December 16, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).

(l)	Transfer Agency Fee Schedule dated July 21, 1999—Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(m)	Eleventh Amendment to Transfer Agency Agreement between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(n)	Form of Amendment to and Assignment of Transfer Agency and Service Agreement between the Fund, State Street and DST Asset Manager Solutions, Inc. (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(o)	Expense Limitation Agreement by and between the Fund and AB (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(p)	Expense Limitation Undertaking by AB with respect to the Overlay Portfolios (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(q)	Expense Limitation Undertaking by AB with respect to the Intermediate Duration Portfolio (submitted electronically by Post-Effective Amendment No. 89 filed on January 28, 2022).

(r)	Management Fee Waiver Undertaking with respect to the AB Government Money Market Portfolio (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(s)	Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(14)	Other Opinions

(a)	Consent of [●], independent registered public accounting firm of the Fund, to be filed by Pre-Effective Amendment.

(15)	Omitted Financial Statements

(a)	Not Applicable.

(16)	Power of Attorney

(a)	Powers of Attorney are filed herewith.

(17)	Additional Exhibits

(a)	Code of Ethics for the Fund, Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund (incorporated by reference to Exhibit (r)(i) to Amendment No. 23 of the Registration Statement on Form N-2 of AB Multi-Manager Alternative Fund (File No. 811-22671), filed with the Securities and Exchange Commission on July 28, 2023).

(18)	Calculation of Filing Fee Tables

(a)	Not Applicable.

Item 17. Undertakings.

(1)        The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (as amended, the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)        The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 6th day of December, 2023.

SANFORD C. BERNSTEIN FUND, INC.

By:	/s/ Alexander Chaloff
Alexander Chaloff President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alexander Chaloff Alexander Chaloff	President

* R. Jay Gerken	Director

* Jeffrey R. Holland	Director

* William Kristol	Director

* Debra Perry	Director

* Donald K. Peterson	Director

/s/ Stephen M. Woetzel Stephen M. Woetzel	Treasurer and Chief Financial Officer	December 6, 2023

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/s/ Richard Leahy	December 6, 2023
Richard Leahy, Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

(16)(a)	Powers of Attorney